UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Value Fund

BNY Mellon Opportunistic Midcap Value Fund

BNY Mellon Opportunistic Small Cap Fund

BNY Mellon Structured Midcap Fund

BNY Mellon Technology Growth Fund

BNY Mellon Dynamic Value Fund

ANNUAL REPORT August 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2020 through August 31, 2021, as provided by Brian C. Ferguson, John C. Bailer and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Dynamic Value Fund’s Class A shares produced a total return of 47.60%, Class C shares returned 46.48%, Class I shares returned 47.97% and Class Y shares returned 48.06%.1 The fund’s benchmark, the Russell 1000® Value Index (the “Index”), produced a total return of 36.44% for the same period.2

Stocks gained ground as government-mandated lockdowns were lifted, COVID-19 vaccines were approved, and the global economy continued to recover. The fund outperformed the Index, with value being added in all sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund may invest up to 30% of its assets in foreign securities. We identify potential investments through extensive quantitative and fundamental research. We focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Stocks Rise Despite Concerns about Economic Recovery

During the reporting period, the global economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Growth-oriented stocks performed well early in the period, but with the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better. This rotation continued through March 2021.

Returns were supported by interest rates, which remained low, as well as fiscal stimulus, which bolstered consumers, small businesses and the economy generally. Investors also began to factor the likelihood of infrastructure spending and other additional stimulus into their calculations.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. In some emerging markets, central banks raised rates to combat rising prices, but generally central banks have been tolerant of pricing pressures.

With the emergence of the delta variant of COVID-19 midway through 2021, questions about whether the economic recovery would stall caused the market to pivot somewhat to more defensive and growth-oriented stocks. Nevertheless, markets were supported by strong corporate earnings worldwide, but especially in the U.S.

Mixed economic data weighed on markets later in the period, as did signals from the Federal Reserve, which suggested that policies might not be as supportive in the future. Nevertheless, the slowing of the recovery may benefit stocks worldwide as it may extend the recovery.

While valuations were low early in the period, they have largely recovered, helped in part by stronger corporate earnings. Earnings have been more favorable for cyclical companies hurt by the pandemic, but results from growth stocks have been favorable as well.

Performance Helped by Asset Allocation and Stock Selections

The fund’s outperformance versus the Index was helped by stock selections in all sectors. Selections in the financial materials and information technology sectors were the primary contributors. In the financial sector, the fund’s large overweight position was advantageous, as were holdings of Goldman

2

Sachs Group and Morgan Stanley, both of which climbed 105%, respectively. Both companies benefited from robust equity, fixed income and FX trading and Mergers and Acquisitions (M&A) activity. Capital One Financial, a consumer finance company, also performed well, benefiting from federal COVID-19 relief programs. Ally Financial also contributed positively. In the materials sector, the fund’s overweight position was advantageous, as were shares of Freeport-McMoRan, a mining company, which rose 134% on strong demand for copper. In addition, shares of Mosaic, a fertilizer company, rose 61% as the economy continued to recover. In the information technology sector, an underweight position in information technology services was beneficial. Shares of Applied Materials, a semiconductor capital equipment company, and NXP Semiconductors, a chipmaker, also added to performance.

On a less positive note, performance in the real estate and consumer discretionary sectors was muted, though slightly positive. In real estate, the fund had very little exposure, selling Weyerhaeuser, a timber REIT, during the period. In the consumer discretionary sector, the fund had an underweight position, which was beneficial, but stock selections lagged.

Value Stocks Appear Relatively Attractive

We remain optimistic about the prospects for cyclical, income-oriented stocks. The extraordinary amount of fiscal stimulus that is in the works will benefit the economy and more cyclical, value-oriented stocks, which should benefit even if the economic recovery is slower and shallower than expected a few months ago. The economy continues to be supported by positive trends, and the Federal Reserve is unlikely to tighten monetary policy in the near term, while rising interest rates should benefit value-oriented securities. Strong earnings will help support valuations, which remain attractive.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2021, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market, as defined by Russell’s leading style methodology. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Dynamic Value Fund with a hypothetical investment of $10,000 in the Russell 1000® Value Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Dynamic Value Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

4

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Dynamic Value Fund with a hypothetical investment of $1,000,000 in the Russell 1000® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Dynamic Value Fund on 8/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 8/31/2021
	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%) without sales charge	9/29/95	39.11%	12.01%	12.92%
	9/29/95	47.60%	13.35%	13.59%
Class C shares
with applicable redemption charge †	5/31/01	45.48%	12.50%	12.74%
without redemption	5/31/01	46.48%	12.50%	12.74%
Class I shares	5/31/01	47.97%	13.64%	13.87%
Class Y shares	7/1/13	48.06%	13.68%	13.86%††
Russell 1000® Value Index		36.44%	11.68%	13.03%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Value Fund from March 1, 2021 to August 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.06	$9.12	$3.70	$3.43
Ending value (after expenses)	$1,157.30	$1,153.00	$1,158.60	$1,159.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.74	$8.54	$3.47	$3.21
Ending value (after expenses)	$1,020.52	$1,016.74	$1,021.78	$1,022.03
†

Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.68% for Class C, .68% for Class I and .63% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
August 31, 2021

Description	Shares		Value ($)
Common Stocks - 98.8%
Automobiles & Components - .5%
General Motors	157,639	[a]	7,725,887
Banks - 3.9%
JPMorgan Chase & Co.	189,223		30,266,219
U.S. Bancorp	148,286		8,510,134
Wells Fargo & Co.	621,680		28,410,776
			67,187,129
Capital Goods - 10.6%
Carrier Global	374,082		21,547,123
Eaton	160,107		26,955,615
Howmet Aerospace	655,832		20,822,666
Hubbell	82,611		17,026,953
Ingersoll Rand	425,693	[a]	22,570,243
L3Harris Technologies	89,227		20,790,783
Northrop Grumman	55,714		20,486,038
Quanta Services	161,934		16,533,461
The Boeing Company	64,840	[a]	14,232,380
			180,965,262
Commercial & Professional Services - .5%
CACI International, Cl. A	33,132	[a]	8,532,815
Consumer Services - 1.9%
Booking Holdings	7,857	[a]	18,068,507
Expedia Group	95,895	[a]	13,856,828
			31,925,335
Diversified Financials - 15.3%
Ameriprise Financial	133,053		36,311,494
Berkshire Hathaway, Cl. B	176,611	[a]	50,470,126
Capital One Financial	234,434		38,909,011
Equitable Holdings	284,597		8,825,353
LPL Financial Holdings	88,022		13,014,053
Morgan Stanley	295,439		30,852,695
The Charles Schwab	562,614		40,986,430
The Goldman Sachs Group	26,843		11,099,849
Voya Financial	468,595		30,449,303
			260,918,314
Energy - 7.2%
Devon Energy	920,991		27,215,284
EQT	768,739	[a]	14,090,986
Exxon Mobil	599,448		32,681,905
Hess	293,343		20,167,331
Marathon Petroleum	483,567		28,661,016
			122,816,522

8

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Food, Beverage & Tobacco - 1.8%
Philip Morris International	288,759		29,742,177
Health Care Equipment & Services - 15.4%
Alcon	213,855		17,636,622
Becton Dickinson & Co.	55,531		13,977,153
Centene	300,448	[a]	18,922,215
CVS Health	207,216		17,901,390
Danaher	97,248		31,523,912
Dentsply Sirona	271,478		16,750,193
HCA Healthcare	52,449		13,268,548
Laboratory Corp. of America Holdings	58,258	[a]	17,674,312
McKesson	84,523		17,254,525
Medtronic	361,037		48,191,219
UnitedHealth Group	79,404		33,053,503
Zimmer Biomet Holdings	106,214		15,979,896
			262,133,488
Insurance - 5.5%
Aon, Cl. A	77,342		22,186,326
Assurant	256,418		43,619,266
Principal Financial Group	132,400		8,845,644
Willis Towers Watson	87,692		19,355,378
			94,006,614
Materials - 4.0%
Alcoa	330,879	[a]	14,681,101
CF Industries Holdings	491,981		22,345,777
Freeport-McMoRan	456,492		16,611,744
Martin Marietta Materials	37,493		14,294,206
			67,932,828
Media & Entertainment - 5.3%
Alphabet, Cl. A	22,048	[a]	63,805,810
Comcast, Cl. A	427,903		25,965,154
			89,770,964
Pharmaceuticals Biotechnology & Life Sciences - 7.4%
AbbVie	246,616		29,786,281
Biogen	20,482	[a]	6,941,555
Elanco Animal Health	382,458	[a]	12,766,448
Eli Lilly & Co.	127,946		33,047,172
Horizon Therapeutics	84,913	[a]	9,178,246
Organon & Co.	511,374		17,330,465
United Therapeutics	41,528	[a]	8,923,537
Viatris	595,183		8,707,527
			126,681,231
Semiconductors & Semiconductor Equipment - 2.2%
Applied Materials	126,365		17,075,702

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Semiconductors & Semiconductor Equipment - 2.2% (continued)
Qualcomm	143,744		21,085,807
			38,161,509
Software & Services - 1.7%
Dolby Laboratories, Cl. A	171,230		16,970,605
Fiserv	106,610	[a]	12,557,592
			29,528,197
Technology Hardware & Equipment - 6.2%
Ciena	284,240	[a]	16,238,631
Cisco Systems	709,152		41,854,151
Corning	401,458		16,054,305
F5 Networks	79,766	[a]	16,237,965
Nokia, ADR	2,687,185	[a]	16,015,623
			106,400,675
Telecommunication Services - .8%
Vodafone Group, ADR	798,617		13,632,392
Transportation - 1.7%
FedEx	47,139		12,524,361
Union Pacific	74,424		16,138,100
			28,662,461
Utilities - 6.9%
Clearway Energy, Cl. C	454,103		14,254,293
Exelon	953,830		46,756,747
NextEra Energy Partners	228,706		18,280,471
PPL	522,071		15,322,784
The AES	924,967		22,078,962
			116,693,257
Total Common Stocks (cost $1,298,102,456)			1,683,417,057

Exchange-Traded Funds - .7%
Registered Investment Companies - .7%
iShares Russell 1000 Value ETF (cost $12,357,485)	77,652		12,664,265

10

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,021,168)	0.06	3,021,168	[b]	3,021,168
Total Investments (cost $1,313,481,109)		99.7%		1,699,102,490
Cash and Receivables (Net)		.3%		4,597,830
Net Assets		100.0%		1,703,700,320

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	24.8
Health Care	22.8
Industrials	12.8
Information Technology	10.2
Energy	7.2
Utilities	6.9
Communication Services	6.1
Materials	4.0
Consumer Discretionary	2.3
Consumer Staples	1.7
Investment Companies	.9
99.7

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/20 ($)	Purchases ($)†	Sales ($)	Value 8/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	241,539,960	(238,518,792)	3,021,168.2		2,180
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	20,489,252	12,329,559	(32,818,811)	-	-	5,114†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	37,517,491	(37,517,491)	-	-	11,311†††
Total	20,489,252	291,387,010	(308,855,094)	3,021,168.2		18,605

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	1,310,459,941	1,696,081,322
Affiliated issuers	3,021,168	3,021,168
Receivable for shares of Common Stock subscribed		3,719,374
Dividends receivable		2,688,507
Tax reclaim receivable—Note 1(b)		4,580
Prepaid expenses		53,231
		1,705,568,182
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,068,129
Payable for shares of Common Stock redeemed		575,424
Directors’ fees and expenses payable		31,389
Other accrued expenses		192,920
		1,867,862
Net Assets ($)		1,703,700,320
Composition of Net Assets ($):
Paid-in capital		1,064,112,068
Total distributable earnings (loss)		639,588,252
Net Assets ($)		1,703,700,320

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	881,741,093	7,011,299	476,539,631	338,408,297
Shares Outstanding	18,430,763	160,074	9,900,660	7,043,296
Net Asset Value Per Share ($)	47.84	43.80	48.13	48.05

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended August 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $17,468 foreign taxes withheld at source):
Unaffiliated issuers	26,467,373
Affiliated issuers	2,180
Income from securities lending—Note 1(c)	16,425
Total Income	26,485,978
Expenses:
Management fee—Note 3(a)	8,745,314
Shareholder servicing costs—Note 3(c)	2,752,964
Professional fees	108,468
Directors’ fees and expenses—Note 3(d)	94,378
Registration fees	73,241
Prospectus and shareholders’ reports	61,566
Distribution fees—Note 3(b)	56,710
Loan commitment fees—Note 2	48,162
Custodian fees—Note 3(c)	30,930
Chief Compliance Officer fees—Note 3(c)	14,319
Interest expense—Note 2	1,492
Miscellaneous	51,492
Total Expenses	12,039,036
Less—reduction in expenses due to undertaking—Note 3(a)	(195,505)
Net Expenses	11,843,531
Investment Income—Net	14,642,447
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	288,628,473
Net change in unrealized appreciation (depreciation) on investments	248,196,725
Net Realized and Unrealized Gain (Loss) on Investments	536,825,198
Net Increase in Net Assets Resulting from Operations	551,467,645

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2021	2020
Operations ($):
Investment income—net	14,642,447	20,060,398
Net realized gain (loss) on investments	288,628,473	34,853,067
Net change in unrealized appreciation (depreciation) on investments	248,196,725	(69,024,430)
Net Increase (Decrease) in Net Assets Resulting from Operations	551,467,645	(14,110,965)
Distributions ($):
Distributions to shareholders:
Class A	(19,041,891)	(25,395,218)
Class C	(200,903)	(440,390)
Class I	(10,550,171)	(16,654,035)
Class Y	(7,275,644)	(8,883,603)
Total Distributions	(37,068,609)	(51,373,246)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	34,136,670	23,294,794
Class C	1,211,874	692,588
Class I	92,552,281	98,524,788
Class Y	99,963,364	41,059,106
Distributions reinvested:
Class A	17,758,659	23,607,957
Class C	181,276	334,420
Class I	9,954,922	15,707,496
Class Y	3,943,366	5,418,388
Cost of shares redeemed:
Class A	(94,142,782)	(96,480,564)
Class C	(6,489,264)	(7,613,430)
Class I	(110,915,218)	(196,500,842)
Class Y	(64,179,793)	(74,590,633)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(16,024,645)	(166,545,932)
Total Increase (Decrease) in Net Assets	498,374,391	(232,030,143)
Net Assets ($):
Beginning of Period	1,205,325,929	1,437,356,072
End of Period	1,703,700,320	1,205,325,929

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	828,410	713,315
Shares issued for distributions reinvested	474,450	651,629
Shares redeemed	(2,361,065)	(2,915,370)
Net Increase (Decrease) in Shares Outstanding	(1,058,205)	(1,550,426)
Class Ca,b
Shares sold	29,579	21,874
Shares issued for distributions reinvested	5,261	9,995
Shares redeemed	(181,276)	(247,262)
Net Increase (Decrease) in Shares Outstanding	(146,436)	(215,393)
Class Ib
Shares sold	2,186,641	3,063,057
Shares issued for distributions reinvested	264,829	431,877
Shares redeemed	(2,784,415)	(6,262,171)
Net Increase (Decrease) in Shares Outstanding	(332,945)	(2,767,237)
Class Yb
Shares sold	2,380,906	1,400,714
Shares issued for distributions reinvested	105,128	149,267
Shares redeemed	(1,575,676)	(2,329,883)
Net Increase (Decrease) in Shares Outstanding	910,358	(779,902)

[a]

During the period ended August 31, 2021, 2,948 Class C shares representing $108,123 were automatically converted to 2,710 Class A shares and during the period ended August 31, 2020, 3,386 Class C shares representing $103,287 were automatically converted to 3,116 Class A shares.

[b]

During the period ended August 31, 2021, 33,586 Class Y shares representing $1,451,558 were exchanged for 33,526 Class I shares, 2,071 Class Y shares representing $78,874 were exchanged for 2,081 Class A shares, 173 Class C shares representing $7,212 were exchanged for 158 Class I shares and 103 Class A shares representing $4,595 were exchanged for 102 Class I shares. During the period ended August 31, 2020, 32,083 Class Y shares representing $1,118,637 were exchanged for 32,028 Class I shares, 8,359 Class A shares representing $258,938 were exchanged for 8,318 Class I shares, and 1,512 Class A shares representing $54,664 were exchanged for 1,506 Class Y shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,

Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	33.28	34.61	42.18	40.12	36.08
Investment Operations:
Investment income—net[a]	.36	.47	.57	.49	.37
Net realized and unrealized gain (loss) on investments	15.20	(.56)	(2.67)	5.86	4.72
Total from Investment Operations	15.56	(.09)	(2.10)	6.35	5.09
Distributions:
Dividends from investment income—net	(.22)	(.57)	(.63)	(.39)	(.49)
Dividends from net realized gain on investments	(.78)	(.67)	(4.84)	(3.90)	(.56)
Total Distributions	(1.00)	(1.24)	(5.47)	(4.29)	(1.05)
Net asset value, end of period	47.84	33.28	34.61	42.18	40.12
Total Return (%)[b]	47.60	(.55)	(4.40)	16.68	14.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.97	.96	.95	1.07
Ratio of net expenses to average net assets	.93	.93	.93	.93	.97
Ratio of net investment income to average net assets	.88	1.42	1.58	1.19	.95
Portfolio Turnover Rate	108.10	103.12	97.03	105.82	96.39
Net Assets, end of period ($ x 1,000)	881,741	648,545	728,146	856,213	818,085

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	30.58	31.84	39.20	37.52	33.81
Investment Operations:
Investment income—net[a]	.04	.20	.27	.17	.07
Net realized and unrealized gain (loss) on investments	13.96	(.53)	(2.48)	5.48	4.42
Total from Investment Operations	14.00	(.33)	(2.21)	5.65	4.49
Distributions:
Dividends from investment income—net	-	(.26)	(.31)	(.07)	(.22)
Dividends from net realized gain on investments	(.78)	(.67)	(4.84)	(3.90)	(.56)
Total Distributions	(.78)	(.93)	(5.15)	(3.97)	(.78)
Net asset value, end of period	43.80	30.58	31.84	39.20	37.52
Total Return (%)[b]	46.48	(1.29)	(5.12)	15.86	13.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73	1.73	1.71	1.71	1.84
Ratio of net expenses to average net assets	1.68	1.68	1.68	1.68	1.72
Ratio of net investment income to average net assets	.11	.66	.83	.45	.20
Portfolio Turnover Rate	108.10	103.12	97.03	105.82	96.39
Net Assets, end of period ($ x 1,000)	7,011	9,372	16,615	29,482	42,611

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended August 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	33.47	34.80	42.33	40.25	36.16
Investment Operations:
Investment income—net[a]	.47	.56	.66	.59	.48
Net realized and unrealized gain (loss) on investments	15.28	(.56)	(2.68)	5.88	4.73
Total from Investment Operations	15.75	(.00)[b]	(2.02)	6.47	5.21
Distributions:
Dividends from investment income—net	(.31)	(.66)	(.67)	(.49)	(.56)
Dividends from net realized gain on investments	(.78)	(.67)	(4.84)	(3.90)	(.56)
Total Distributions	(1.09)	(1.33)	(5.51)	(4.39)	(1.12)
Net asset value, end of period	48.13	33.47	34.80	42.33	40.25
Total Return (%)	47.97	(.30)	(4.16)	16.99	14.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.71	.71	.72	.84
Ratio of net expenses to average net assets	.68	.68	.68	.68	.72
Ratio of net investment income to average net assets	1.13	1.67	1.83	1.44	1.21
Portfolio Turnover Rate	108.10	103.12	97.03	105.82	96.39
Net Assets, end of period ($ x 1,000)	476,540	342,508	452,432	510,020	751,934

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	33.41	34.74	42.35	40.25	36.16
Investment Operations:
Investment income—net[a]	.49	.57	.67	.62	.48
Net realized and unrealized gain (loss) on investments	15.25	(.56)	(2.68)	5.87	4.73
Total from Investment Operations	15.74	.01	(2.01)	6.49	5.21
Distributions:
Dividends from investment income—net	(.32)	(.67)	(.76)	(.49)	(.56)
Dividends from net realized gain on investments	(.78)	(.67)	(4.84)	(3.90)	(.56)
Total Distributions	(1.10)	(1.34)	(5.60)	(4.39)	(1.12)
Net asset value, end of period	48.05	33.41	34.74	42.35	40.25
Total Return (%)	48.06	(.27)	(4.13)	17.05	14.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64	.65	.65	.64	.75
Ratio of net expenses to average net assets	.64	.65	.65	.64	.71
Ratio of net investment income to average net assets	1.18	1.70	1.84	1.50	1.22
Portfolio Turnover Rate	108.10	103.12	97.03	105.82	96.39
Net Assets, end of period ($ x 1,000)	338,408	204,901	240,163	529,206	177,876

a Based on average shares outstanding.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Value Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (“Newton US”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and Newton US. As the fund’s sub-adviser, Newton US provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays Newton US for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of Newton US and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized), and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship

21

NOTES TO FINANCIAL STATEMENTS (continued)

at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

22

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

23

NOTES TO FINANCIAL STATEMENTS (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	1,683,417,057	-	-	1,683,417,057
Exchange-Traded Funds	12,664,265	-	-	12,664,265
Investment Companies	3,021,168	-	-	3,021,168

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments

24

resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of August 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2021, The Bank of New York Mellon earned $2,384 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

25

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax

26

expense in the Statement of Operations. During the period ended August 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $94,056,294, undistributed capital gains $177,960,874 and unrealized appreciation $367,571,084.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2021 and August 31, 2020 were as follows: ordinary income $9,311,148 and $28,709,302, and long-term capital gains $27,757,461 and $22,663,944, respectively.

During the period ended August 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $14,322,592 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

27

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2021 was approximately $120,822 with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2020 through December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .68% of the value of the fund’s average daily net assets. On or after December 31, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking amounted to $195,505 during the period ended August 31, 2021.

Effective as of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and Newton US, the Adviser pays Newton US a monthly fee at an annual rate of .288% of the value of the fund’s average daily net assets.

During the period ended August 31, 2021, the Distributor retained $12,321 from commissions earned on sales of the fund’s Class A shares and $67 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2021, Class C shares were charged $56,710 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or

28

other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2021, Class A and Class C shares were charged $1,939,546 and $18,903, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2021, the fund was charged $161,721 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2021, the fund was charged $30,930 pursuant to the custody agreement.

During the period ended August 31, 2021, the fund was charged $14,319 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $855,677, Distribution Plan fees of $4,439, Shareholder Services Plan fees of $186,754, custodian fees of $10,800, Chief Compliance Officer fees of $6,286 and transfer agency fees of $26,357, which are offset against an expense reimbursement currently in effect in the amount of $22,184.

29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2021, amounted to $1,552,612,733 and $1,597,312,503, respectively.

At August 31, 2021, the cost of investments for federal income tax purposes was $1,331,531,378 accordingly, accumulated net unrealized appreciation on investments was $367,571,112, consisting of $393,371,965 gross unrealized appreciation and $25,800,853 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Dynamic Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Dynamic Value Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 22, 2021

31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 99.96% of the ordinary dividends paid during the fiscal year ended August 31, 2021 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $9,307,997 represents the maximum amount that may be considered qualified dividend income. The fund also hereby reports $.7814 per share as a long-term capital gain distribution paid on December 8, 2020. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns.

32

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021 (the “15(c) Meeting”), the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the 15(c) Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional multi-cap value funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional multi-cap value funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all

33

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

institutional multi-cap value funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods, except the four-year period when it was one point below the Performance Group median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.68% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship

34

of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

*********************************************

At a meeting of the fund’s Board of Directors held on May 11, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current management agreement (the “Current Management Agreement”) to reflect the

36

engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at the 15(c) Meeting, at which the Board re-approved the Current Management Agreement for the ensuing year, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and

37

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the

38

future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

39

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

40

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Peggy C. Davis (78)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (73)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (57)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

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OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, CCO of the Adviser from 2004 until June 2021 (56 investment companies, comprised of 119 portfolios). He is 64 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

44

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45

For More Information

BNY Mellon Dynamic Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A:DAGVX Class C:DCGVX Class I:DRGVX Class Y:DRGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0257AR0821

BNY Mellon Opportunistic Midcap Value Fund

ANNUAL REPORT August 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2020 through August 31, 2021, as provided by R. Patrick Kent, lead portfolio manager, and James Boyd, portfolio manager.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Opportunistic Midcap Value Fund’s Class A Shares produced a total return of 33.88%, Class C shares returned 32.86%, Class I shares returned 34.17% and Class Y shares returned 34.33%.1 In comparison, the fund’s benchmark, the Russell Midcap® Value Index (the “Index”), produced a 44.50% total return for the same period.2

Mid-cap stocks gained ground over the reporting period as government-mandated lockdowns were lifted, and the economy continued to recover. The fund lagged the Index due to unfavorable asset allocation and security selection.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies. The fund currently considers mid-cap companies to be those with market capitalizations, at the time of purchase, within the market capitalization range of companies comprising the Index. As of November 30, 2020, the market capitalizations of the largest and smallest companies included in the index were approximately $48 billion and $654 million, respectively, and the weighted average and median market capitalizations of the index were approximately $17 billion and $8 billion, respectively.

The fund’s portfolio managers identify potential investments through extensive fundamental and quantitative research. The fund focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors: relative value, business health and business momentum.

The fund’s portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated, fundamental prospects present in the marketplace. The portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst and competitive advantages as some of the factors in the valuation assessment.

Stocks Rise Despite Concerns about Economic Recovery

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Technology and other growth stocks performed particularly early in the period, but with the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better.

Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy

2

generally. Investors also began to factor the likelihood of infrastructure spending into their calculations.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. But with the re-emergence of COVID-19, questions about whether the economic recovery would stall caused the market to pivot back to more defensive and growth-oriented stocks. Mixed economic data also weighed on markets later in the period, as did signals from the Federal Reserve, which suggested that policies might not be as supportive in the future.

Asset Allocation and Security Selection Hampered Performance

The fund underperformed the Index over the reporting period as a result of unfavorable asset allocation and security selection. The primary asset allocation decision that detracted from performance was an overweight position in the health care sector, which lagged the Index. Stock selections in this sector also detracted from performance. Shares of Neurocrine Biosciences lagged as the company’s results were hurt by lower prescription activity due to the pandemic. A position in Sarepta Therapeutics, a gene therapy company, also detracted when it announced disappointing research data on one of its products in development. Zimmer Biomet Holdings, a maker of orthopedic implants, also hindered returns because of a slowdown in sales due to the pandemic. Shares of Clarivate Analytics, a provider of data related to intellectual property, also hampered performance, as did shares of Lyft, which experienced a slowdown as a result of the pandemic.

On a more positive note, an overweight position in the materials sector contributed positively to performance, as did underweight positions in the real estate and industrial sectors, which lagged the Index. Stock selections in the information technology sector were also advantageous. These included Nuance Communications, a voice recognition company, which was purchased by Microsoft. Selections in the consumer finance industry, including Capital One Financial, were beneficial as these shares performed well on improving fundamentals. In the materials sector, Freeport-McMoRan, a copper mining company, was supported by higher copper prices.

Seeing Value in Mid Cap Stocks

The fund continues to pivot toward companies that are likely to benefit from the full reopening of the global economy that is expected in 2021. We also continue to see more value in mid cap companies than in the large cap segment of the market. The fund will continue to look for stocks that offer discounts to their intrinsic value and are likely to

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

perform well over a 12- to18-month period. These include stocks in cyclical industries as well as in industries that have been especially hard-hit by the pandemic.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market, as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees. Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Opportunistic Midcap Value Fund with a hypothetical investment of $10,000 in the Russell Midcap® Value Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Opportunistic Midcap Value Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Opportunistic Midcap Value Fund with a hypothetical investment of $1,000,000 in the Russell Midcap® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Opportunistic Midcap Value Fund on 8/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/29/95	26.20%	10.61%	11.74%
without sales charge	9/29/95	33.88%	11.93%	12.40%
Class C shares
with applicable redemption charge †	5/30/08	31.86%	11.07%	11.54%
without redemption	5/30/08	32.86%	11.07%	11.54%
Class I shares	5/30/08	34.17%	12.20%	12.67%
Class Y shares	7/1/13	34.33%	12.32%	12.71%††
Russell Midcap® Value Index		44.50%	11.52%	13.26%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Opportunistic Midcap Value Fund from March 1, 2021 to August 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.90	$10.00	$4.80	$4.28
Ending value (after expenses)	$1,069.90	$1,066.10	$1,071.20	$1,071.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.75	$9.75	$4.69	$4.18
Ending value (after expenses)	$1,019.51	$1,015.53	$1,020.57	$1,021.07
†

Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.92% for Class C, .92% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

August 31, 2021

Description	Shares		Value ($)
Common Stocks - 97.3%
Automobiles & Components - 1.0%
Thor Industries	47,724	[a]	5,413,333
Banks - 4.0%
Huntington Bancshares	630,903		9,797,924
Popular	143,166		10,872,026
			20,669,950
Capital Goods - 5.4%
CNH Industrial	665,221		10,969,494
Colfax	163,677	[b]	7,884,321
Quanta Services	87,595		8,943,449
			27,797,264
Commercial & Professional Services - 4.9%
ADT	559,853	[a]	4,792,342
Clarivate	353,419	[b]	8,902,625
Ritchie Bros Auctioneers	180,617		11,304,818
			24,999,785
Consumer Durables & Apparel - 6.5%
Hasbro	86,744		8,527,803
Newell Brands	279,937		7,113,199
Skechers USA, CI. A	234,041	[b]	11,802,688
Under Armour, Cl. A	253,887	[b]	5,874,945
			33,318,635
Consumer Services - 5.7%
Aramark	251,798		8,760,052
Expedia Group	73,816	[b]	10,666,412
Norwegian Cruise Line Holdings	386,737	[a,b]	9,993,284
			29,419,748
Diversified Financials - 7.5%
Ares Management, Cl. A	116,788		9,013,698
Capital One Financial	62,616		10,392,377
LPL Financial Holdings	53,134		7,855,862
Voya Financial	175,832	[a]	11,425,563
			38,687,500
Energy - 4.2%
EQT	365,485	[b]	6,699,340
Pioneer Natural Resources	53,112		7,949,273
Valero Energy	101,796		6,750,093
			21,398,706
Food, Beverage & Tobacco - 2.8%
Conagra Brands	225,722		7,475,913
Molson Coors Beverage, Cl. B	149,777		7,118,901
			14,594,814

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Health Care Equipment & Services - 7.9%
Alcon	99,316	[a]	8,190,590
Centene	152,692	[b]	9,616,542
Encompass Health	69,124		5,422,778
Laboratory Corp. of America Holdings	21,215	[b]	6,436,207
Zimmer Biomet Holdings	72,241		10,868,658
			40,534,775
Insurance - 2.8%
Arch Capital Group	159,846	[b]	6,569,671
Reinsurance Group of America	69,854		8,090,490
			14,660,161
Materials - 7.3%
Eagle Materials	45,194		7,088,227
Freeport-McMoRan	271,004		9,861,836
Newmont	157,218		9,117,072
The Mosaic Company	354,532		11,408,840
			37,475,975
Media & Entertainment - 2.8%
Activision Blizzard	116,096		9,562,827
Zillow Group, Cl. C	49,369	[b]	4,728,069
			14,290,896
Pharmaceuticals Biotechnology & Life Sciences - 7.6%
Elanco Animal Health	283,038	[b]	9,447,808
Neurocrine Biosciences	74,661	[b]	7,107,727
Sarepta Therapeutics	74,102	[b]	5,788,848
United Therapeutics	40,974	[b]	8,804,493
Viatris	529,936		7,752,964
			38,901,840
Real Estate - 7.3%
Alexandria Real Estate Equities	39,075	[c]	8,063,908
CBRE Group, Cl. A	100,309	[b]	9,659,757
Digital Realty Trust	55,965	[c]	9,173,223
Equity Residential	128,717	[c]	10,821,238
			37,718,126
Retailing - 1.5%
Dollar Tree	87,606	[b]	7,931,847
Semiconductors & Semiconductor Equipment - 2.2%
First Solar	27,670	[b]	2,600,980
Skyworks Solutions	47,350		8,686,831
			11,287,811
Software & Services - 5.9%
Euronet Worldwide	83,348	[b]	11,104,454
Global Payments	64,443		10,481,009

10

Description		Shares		Value ($)
Common Stocks - 97.3% (continued)
Software & Services - 5.9% (continued)
Splunk		57,257	[b]	8,752,878
				30,338,341
Technology Hardware & Equipment - 3.4%
Nokia, ADR		1,250,056	[b]	7,450,334
Western Digital		157,937	[b]	9,981,618
				17,431,952
Transportation - 2.0%
Lyft, Cl. A		221,793	[b]	10,559,565
Utilities - 4.6%
Exelon		189,533		9,290,908
PPL		280,036		8,219,057
Vistra Energy		330,668		6,312,452
				23,822,417
Total Common Stocks (cost $391,704,998)				501,253,441

Exchange-Traded Funds - 1.0%
Registered Investment Companies - 1.0%
SPDR S&P MidCap 400 ETF Trust (cost $5,135,425)		10,335	[a]	5,191,064

Private Equity - .5%
Software & Services - .5%
Databricks (cost $2,398,743)		10,881	[d]	2,398,743
	1-Day Yield (%)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,397,314)	0.06	6,397,314	[e]	6,397,314

11

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 3.1%
Registered Investment Companies - 3.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $15,821,183)	0.02	15,821,183	[e]	15,821,183
Total Investments (cost $421,457,663)		103.1%		531,061,745
Liabilities, Less Cash and Receivables		(3.1%)		(16,111,402)
Net Assets		100.0%		514,950,343

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $40,019,251 and the value of the collateral was $40,794,458, consisting of cash collateral of $15,821,183 and U.S. Government & Agency securities valued at $24,973,275.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at August 31, 2021. These securities were valued at $2,398,743 or ..47% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	15.4
Consumer Discretionary	14.8
Financials	14.4
Industrials	12.3
Information Technology	11.5
Real Estate	7.3
Materials	7.3
Investment Companies	5.3
Utilities	4.6
Energy	4.1
Consumer Staples	2.8
Communication Services	2.8
Technology	.5
103.1

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/20 ($)	Purchases ($)†	Sales ($)	Value 8/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Class	7,687,707	135,936,031	(137,226,424)	6,397,314	1.2	6,332
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	11,305,965	24,555,592	(35,861,557)	-	-	8,364†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	138,873,391	(123,052,208)	15,821,183	3.1	48,918†††
Total	18,993,672	299,365,014	(296,140,189)	22,218,497	4.3	63,614

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $40,019,251)—Note 1(c):
Unaffiliated issuers	399,239,166	508,843,248
Affiliated issuers	22,218,497	22,218,497
Dividends and securities lending income receivable		549,155
Receivable for shares of Common Stock subscribed		151,674
Tax reclaim receivable—Note 1(b)		2,484
Prepaid expenses		47,448
		531,812,506
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		433,645
Liability for securities on loan—Note 1(c)		15,821,183
Payable for shares of Common Stock redeemed		459,537
Directors’ fees and expenses payable		6,878
Other accrued expenses		140,920
		16,862,163
Net Assets ($)		514,950,343
Composition of Net Assets ($):
Paid-in capital		353,228,599
Total distributable earnings (loss)		161,721,744
Net Assets ($)		514,950,343

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	347,689,521	15,034,787	146,591,768	5,634,267
Shares Outstanding	9,713,851	515,129	4,111,627	157,824
Net Asset Value Per Share ($)	35.79	29.19	35.65	35.70

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended August 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $43,078 foreign taxes withheld at source):
Unaffiliated issuers	5,793,737
Affiliated issuers	6,332
Income from securities lending—Note 1(c)	57,282
Interest	1,986
Total Income	5,859,337
Expenses:
Management fee—Note 3(a)	3,720,065
Shareholder servicing costs—Note 3(c)	1,329,871
Distribution fees—Note 3(b)	130,443
Professional fees	105,912
Registration fees	66,411
Prospectus and shareholders’ reports	44,795
Directors’ fees and expenses—Note 3(d)	30,146
Loan commitment fees—Note 2	17,147
Chief Compliance Officer fees—Note 3(c)	14,319
Custodian fees—Note 3(c)	12,152
Miscellaneous	24,552
Total Expenses	5,495,813
Investment Income—Net	363,524
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	90,716,902
Net change in unrealized appreciation (depreciation) on investments	48,898,801
Net Realized and Unrealized Gain (Loss) on Investments	139,615,703
Net Increase in Net Assets Resulting from Operations	139,979,227

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2021	2020
Operations ($):
Investment income—net	363,524	769,249
Net realized gain (loss) on investments	90,716,902	13,720,130
Net change in unrealized appreciation (depreciation) on investments	48,898,801	35,147,037
Net Increase (Decrease) in Net Assets Resulting from Operations	139,979,227	49,636,416
Distributions ($):
Distributions to shareholders:
Class A	(335,026)	(901,623)
Class C	-	(238)
Class I	(401,771)	(732,913)
Class Y	(23,223)	(48,476)
Total Distributions	(760,020)	(1,683,250)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	17,721,154	17,711,916
Class C	376,749	715,583
Class I	23,586,709	20,935,087
Class Y	630,980	941,882
Distributions reinvested:
Class A	314,931	847,239
Class C	-	210
Class I	385,156	700,605
Class Y	19,430	36,142
Cost of shares redeemed:
Class A	(51,928,896)	(104,233,826)
Class C	(8,939,738)	(14,341,047)
Class I	(38,679,440)	(111,672,519)
Class Y	(1,830,903)	(5,550,332)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(58,343,868)	(193,909,060)
Total Increase (Decrease) in Net Assets	80,875,339	(145,955,894)
Net Assets ($):
Beginning of Period	434,075,004	580,030,898
End of Period	514,950,343	434,075,004

16

	Year Ended August 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	544,119	726,839
Shares issued for distributions reinvested	10,265	33,185
Shares redeemed	(1,631,235)	(4,229,157)
Net Increase (Decrease) in Shares Outstanding	(1,076,851)	(3,469,133)
Class Ca,b
Shares sold	14,183	38,096
Shares issued for distributions reinvested	-	13
Shares redeemed	(337,997)	(701,770)
Net Increase (Decrease) in Shares Outstanding	(323,814)	(663,661)
Class Ib
Shares sold	739,518	912,034
Shares issued for distributions reinvested	12,620	27,583
Shares redeemed	(1,207,871)	(4,593,325)
Net Increase (Decrease) in Shares Outstanding	(455,733)	(3,653,708)
Class Yb
Shares sold	19,168	39,010
Shares issued for distributions reinvested	636	1,422
Shares redeemed	(57,365)	(226,571)
Net Increase (Decrease) in Shares Outstanding	(37,561)	(186,139)

[a]

During the period ended August 31, 2021, 3,680 Class C shares representing $97,484 were automatically converted to 3,015 Class A shares and during the period ended August 31, 2020, 3,983 Class C shares representing $78,518 were automatically converted to 3,287 Class A shares.

[b]

During the period ended August 31, 2021, 1,375 Class Y shares representing $41,097 were exchanged for 1,373 Class A shares. During the period ended August 31, 2020, 22,839 Class A shares representing $506,750 were exchanged to 22,943 Class I shares and 1,066 Class C shares representing $23,892 were exchanged to 883 Class I shares.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	26.76	24.10	35.32	34.37	31.72
Investment Operations:
Investment income (loss)—net[a]	.01	.03	.03	(.03)	.03
Net realized and unrealized gain (loss) on investments	9.05	2.70	(4.32)	5.35	4.13
Total from Investment Operations	9.06	2.73	(4.29)	5.32	4.16
Distributions:
Dividends from investment income—net	(.03)	(.07)	-	-	(.01)
Dividends from net realized gain on investments	-	-	(6.93)	(4.37)	(1.50)
Total Distributions	(.03)	(.07)	(6.93)	(4.37)	(1.51)
Net asset value, end of period	35.79	26.76	24.10	35.32	34.37
Total Return (%)[b]	33.88	11.34	(10.64)	16.44	13.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.18	1.15	1.16	1.17
Ratio of net investment income (loss) to average net assets	.04	.13	.12	(.08)	.10
Portfolio Turnover Rate	63.23	91.55	98.59	100.55	104.51
Net Assets, end of period ($ x 1,000)	347,690	288,719	343,673	484,169	509,761

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended August 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	21.97	19.89	30.80	30.70	28.68
Investment Operations:
Investment (loss)—net[a]	(.20)	(.13)	(.14)	(.25)	(.19)
Net realized and unrealized gain (loss) on investments	7.42	2.21	(3.84)	4.72	3.71
Total from Investment Operations	7.22	2.08	(3.98)	4.47	3.52
Distributions:
Dividends from investment income—net	-	(.00)[b]	-	-	-
Dividends from net realized gain on investments	-	-	(6.93)	(4.37)	(1.50)
Total Distributions	-	(.00)[b]	(6.93)	(4.37)	(1.50)
Net asset value, end of period	29.19	21.97	19.89	30.80	30.70
Total Return (%)[c]	32.86	10.46	(11.34)	15.55	12.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94	1.97	1.91	1.91	1.92
Ratio of net investment (loss) to average net assets	(.75)	(.64)	(.65)	(.84)	(.65)
Portfolio Turnover Rate	63.23	91.55	98.59	100.55	104.51
Net Assets, end of period ($ x 1,000)	15,035	18,431	29,892	50,210	62,608

a Based on average shares outstanding.

b Amount is less than $.00 per share.

c Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	26.65	24.00	35.14	34.27	31.64
Investment Operations:
Investment income—net[a]	.08	.09	.11	.07	.14
Net realized and unrealized gain (loss) on investments	9.01	2.68	(4.32)	5.32	4.11
Total from Investment Operations	9.09	2.77	(4.21)	5.39	4.25
Distributions:
Dividends from investment income—net	(.09)	(.12)	(.00)[b]	(.15)	(.12)
Dividends from net realized gain on investments	-	-	(6.93)	(4.37)	(1.50)
Total Distributions	(.09)	(.12)	(6.93)	(4.52)	(1.62)
Net asset value, end of period	35.65	26.65	24.00	35.14	34.27
Total Return (%)	34.17	11.55	(10.42)	16.74	13.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.96	.90	.89	.90
Ratio of net investment income to average net assets	.24	.35	.40	.19	.42
Portfolio Turnover Rate	63.23	91.55	98.59	100.55	104.51
Net Assets, end of period ($ x 1,000)	146,592	121,710	197,290	507,298	501,821

a Based on average shares outstanding.

b Amount is less than $.00 per share.

See notes to financial statements.

20

	Year Ended August 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	26.69	24.05	35.22	34.34	31.72
Investment Operations:
Investment income—net[a]	.12	.12	.12	.10	.15
Net realized and unrealized gain (loss) on investments	9.02	2.69	(4.31)	5.33	4.13
Total from Investment Operations	9.14	2.81	(4.19)	5.43	4.28
Distributions:
Dividends from investment income—net	(.13)	(.17)	(.05)	(.18)	(.16)
Dividends from net realized gain on investments	-	-	(6.93)	(4.37)	(1.50)
Total Distributions	(.13)	(.17)	(6.98)	(4.55)	(1.66)
Net asset value, end of period	35.70	26.69	24.05	35.22	34.34
Total Return (%)	34.33	11.71	(10.34)	16.84	13.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.84	.81	.79	.80
Ratio of net investment income to average net assets	.36	.47	.45	.30	.49
Portfolio Turnover Rate	63.23	91.55	98.59	100.55	104.51
Net Assets, end of period ($ x 1,000)	5,634	5,215	9,176	15,538	9,137

a Based on average shares outstanding.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Opportunistic Midcap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek to surpass the performance of the Russell Midcap® Value Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (“Newton US”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and Newton US. As the fund’s sub-adviser, Newton US provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays Newton US for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of Newton US, which, like Mellon, is an affiliate of the Adviser, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized), Class I (175 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon

22

and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

23

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American

24

Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2021 in valuing the fund’s investments:

25

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	501,253,441	-	-	501,253,441
Equity Securities - Private Equity	-	-	2,398,743	2,398,743
Exchange-Traded Funds	5,191,064	-	-	5,191,064
Investment Companies	22,218,497	-	-	22,218,497

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Common Stocks ($)
Balance as of 8/31/2020	-
Realized Gain (Loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/Issuances	2,398,743
Sales/Dispositions	-
Transfers into Level 3	-
Transfer out of Level 3	-
Balances as of 8/31/2021†	2,398,743
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 8/31/2021	-

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of August 31, 2021. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

26

Asset Category	Value (%)	Valuation Techniques/ Methodologies	Unobservable Input	Range	Weighted Average
Private Equity	2,398,743	Recent Transaction	Recent Transaction Price	220.45	220.45

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of August 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of

27

NOTES TO FINANCIAL STATEMENTS (continued)

foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2021, The Bank of New York Mellon earned $8,023 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if

28

any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $361,579, undistributed capital gains $53,746,356 and unrealized appreciation $107,613,809.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2021 and August 31, 2020 were as follows: ordinary income $760,020 and $1,683,250, respectively.

During the period ended August 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $2,603,053 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit

29

NOTES TO FINANCIAL STATEMENTS (continued)

Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

Effective as of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and Newton US, the Adviser pays Newton US a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended August 31, 2021, the Distributor retained $4,682 from commissions earned on sales of the fund’s Class A shares and $861 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2021, Class C shares were charged $130,443 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to

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the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2021, Class A and Class C shares were charged $830,249 and $43,481, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2021, the fund was charged $64,862 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2021, the fund was charged $12,152 pursuant to the custody agreement.

During the period ended August 31, 2021, the fund was charged $14,319 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $328,107, Distribution Plan fees of $9,641, Shareholder Services Plan fees of $77,072, custodian fees of $4,000, Chief Compliance Officer fees of $6,286 and transfer agency fees of $8,539.

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NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2021, amounted to $304,408,487 and $361,725,386, respectively.

At August 31, 2021, the cost of investments for federal income tax purposes was $423,447,921; accordingly, accumulated net unrealized appreciation on investments was $107,613,824, consisting of $118,013,819 gross unrealized appreciation and $10,399,995 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Opportunistic Midcap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Opportunistic Midcap Value Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 22, 2021

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended August 31, 2021 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $760,020 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns.

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021 (the “15(c) Meeting”), the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the 15(c) Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional mid-cap core funds and one mid-cap value fund selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

broader group of all institutional mid-cap core and mid-cap value funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods (ranking highest in the Performance Group, and in the first quartile of the Performance Universe, for the one- and two-year periods). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

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Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

*******************************************************************************

At a meeting of the fund’s Board of Directors held on May 11, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current management agreement (the “Current Management Agreement”) to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

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At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at the 15(c) Meeting, at which the Board re-approved the Current Management Agreement for the ensuing year, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team,

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

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The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Peggy C. Davis (78)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (73)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

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BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (57)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houmier, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

45

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, CCO of the Adviser from 2004 until June 2021 (56 investment companies, comprised of 119 portfolios). He is 64 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

46

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For More Information

BNY Mellon Opportunistic Midcap Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DMCVX Class C: DVLCX Class I: DVLIX Class Y: DMCYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0258AR0821

BNY Mellon Opportunistic Small Cap Fund

ANNUAL REPORT August 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2020 through August 31, 2021, as provided by R. Patrick Kent, lead portfolio manager, and James Boyd, portfolio manager.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Opportunistic Small Cap Fund’s Investor shares achieved a total return of 39.58%, Class I shares returned 39.80% and Class Y shares returned 39.97%.1 In comparison, the fund’s benchmark, the Russell 2000® Index (the “Index”), produced a total return of 47.08% for the same period.2

Small-cap stocks gained over the reporting period as the economy continued to open up, and the approval of multiple COVID-19 vaccines was announced. The fund underperformed the Index, mainly due to unfavorable stock selections.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up, fundamental analysis. The fund’s team of portfolio managers uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. The fund’s portfolio managers invest in securities and sectors that they perceive to be attractive from a valuation and fundamental standpoint.

Stocks Rise Despite Concerns about Economic Recovery

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Technology and other growth stocks performed particularly early in the period, but with the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better.

Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally. Investors also began to factor the likelihood of infrastructure spending into their calculations.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. But with the re-emergence of COVID-19, questions about whether the economic recovery would stall caused the market to pivot back to more defensive and growth-oriented stocks. Mixed economic data also weighed on markets later in the period, as did signals from the Federal Reserve, which suggested that policies might not be as supportive in the future.

Performance Hindered by Stock Selections

The fund’s underperformance versus the benchmark stemmed primarily from certain stock selections. Shares of EverQuote, an online insurance marketing company, fell despite strong

2

results because investors have questioned the competitive dynamics of the company’s business model. A position in Alamos Gold, a gold mining company, hampered performance as shares were hurt by weak gold prices. Shares of certain companies were hurt by the market’s rotation from growth-oriented companies to cyclical and value-oriented companies. These included Clarivate, a provider of data related to intellectual property.

On a more positive note, overweight allocations to the materials and industrial sectors were beneficial as these outperformed the benchmark. An underweight position in the health care sector was also beneficial. Certain stock selections were also advantageous. A position in Houghton Mifflin Harcourt, a textbook publisher, rose 500% as the company’s turnaround efforts began to take effect. Shares of MP Materials, a mining company, also made a positive contribution as it benefited from onshoring of the extraction of rare earth elements. Shares of Invitae, a medical diagnostic company, were also additive. Shares rose on the acquisition that the market viewed positively. Darling Ingredients, a biodiesel company, also contributed positively as the company posted positive operational results.

Seeing Value in Small Cap Companies

The fund continues to pivot toward companies that are likely to benefit from the full reopening of the global economy that is expected in 2021. We also continue to see more value in small cap companies than in the large cap segment of the market. The fund will continue to look for stocks that offer discounts to their intrinsic value and are likely to perform well over a 12- to 18-month period. These include stocks in cyclical industries as well as in industries that have been especially hard-hit by the pandemic.

September 15, 2021

1  DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased, small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon Opportunistic Small Cap Fund with a hypothetical investment of $10,000 in the Russell 2000® Index (the “Index’)

†  Source: Lipper Inc.

††  The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 9/30/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Investor shares and Class I shares of BNY Mellon Opportunistic Small Cap Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Investor shares and Class I shares. The Index measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

4

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Opportunistic Small Cap Fund with a hypothetical investment of $1,000,000 in the Russell 2000® Index (the “Index’)

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Opportunistic Small Cap Fund on 8/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The Index measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Years	10 Years
Investor shares	11/16/1993	39.58%	13.24%	13.36%
Class I shares	9/30/2016	39.80%	13.45%†	13.46%†
Class Y shares	9/30/2016	39.97%	13.56%†	13.52%†
Russell 2000® Index		47.08%	14.38%	13.62%

†  The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 9/30/16 (the inception date for Class I shares).

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Opportunistic Small Cap Fund from March 1, 2021 to August 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2021

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$5.64	$4.67	$4.16
Ending value (after expenses)	$1,034.90	$1,035.70	$1,036.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$5.60	$4.63	$4.13
Ending value (after expenses)	$1,019.66	$1,020.62	$1,021.12
†

Expenses are equal to the fund’s annualized expense ratio of 1.10% for Investor Shares, .91% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

August 31, 2021

Description	Shares		Value ($)
Common Stocks - 97.3%
Automobiles & Components - .5%
Thor Industries	23,865		2,707,007
Banks - 9.5%
BankUnited	214,979		9,035,567
Essent Group	160,313		7,547,536
First Bancorp	752,577		9,580,305
First Interstate BancSystem, Cl. A	141,458		6,232,639
First Merchants	122,965		5,060,010
Silvergate Capital, Cl. A	30,834	[a]	3,483,625
Synovus Financial	184,342		7,945,140
			48,884,822
Capital Goods - 16.2%
Array Technologies	409,600	[a,b]	7,811,072
EnerSys	83,156		7,034,166
Fluor	390,891	[a]	6,512,244
Gibraltar Industries	81,492	[a]	6,084,193
GrafTech International	740,013		8,191,944
Matrix Service	309,879	[a]	3,495,435
Maxar Technologies	190,491		6,055,709
Rexnord	143,355		8,710,250
Terex	86,934		4,437,981
Titan Machinery	137,479	[a]	3,948,397
Valmont Industries	24,669		6,139,127
Wabash National	392,613		6,101,206
WESCO International	72,850	[a]	8,524,907
			83,046,631
Commercial & Professional Services - 2.2%
The Brink's Company	70,419		5,503,949
U.S. Ecology	159,693	[a]	5,724,994
			11,228,943
Consumer Durables & Apparel - 1.9%
Callaway Golf	217,152	[a]	6,093,285
GoPro, Cl. A	369,640	[a]	3,685,311
			9,778,596
Consumer Services - 7.0%
Bloomin‘ Brands	262,195	[a,b]	7,024,204
Cracker Barrel Old Country Store	15,370		2,206,825
Houghton Mifflin Harcourt	1,214,145	[a,b]	16,354,533
OneSpaWorld Holdings	210,980	[a,b]	2,215,290
Papa John's International	62,534		7,974,961
			35,775,813

8

Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Diversified Financials - 1.4%
PJT Partners, Cl. A	88,326		6,975,987
Energy - 3.4%
CNX Resources	543,090	[a]	6,169,502
PBF Energy, Cl. A	597,691	[a]	6,215,986
Viper Energy Partners	286,985		5,314,962
			17,700,450
Food & Staples Retailing - 1.3%
The Chefs' Warehouse	218,033	[a]	6,591,138
Health Care Equipment & Services - 9.6%
Acadia Healthcare	111,099	[a]	7,345,866
Apria	272,049	[a]	9,703,988
Health Catalyst	157,559	[a,b]	8,604,297
Innovage Holding	136,227	[a]	2,047,492
ModivCare	27,971	[a]	5,517,559
NuVasive	76,852	[a]	4,775,583
Privia Health Group	170,053	[a,b]	5,069,280
R1 RCM	186,425	[a]	3,676,301
SOC Telemed	1,051,483	[a]	2,849,519
			49,589,885
Household & Personal Products - .6%
Spectrum Brands Holdings	40,876		3,190,781
Insurance - 2.5%
BRP Group, Cl. A	177,095	[a]	6,667,627
The Hanover Insurance Group	43,235		6,109,538
			12,777,165
Materials - 6.4%
Alamos Gold, Cl. A	1,083,217	[b]	8,557,414
IAMGOLD	1,110,119	[a,b]	2,642,083
Largo Resources	250,978	[a]	3,450,948
MP Materials	194,250	[a,b]	6,520,973
Summit Materials, Cl. A	181,452	[a]	6,109,489
Tronox Holdings, Cl. A	273,205		5,772,822
			33,053,729
Media & Entertainment - 3.5%
Cardlytics	41,411	[a,b]	3,759,291
Eventbrite, Cl. A	449,116	[a,b]	7,940,371
EverQuote, Cl. A	172,081	[a]	3,388,275
TrueCar	720,670	[a]	3,026,814
			18,114,751
Pharmaceuticals Biotechnology & Life Sciences - 5.2%
Alkermes	294,102	[a]	9,193,629
Arena Pharmaceuticals	63,637	[a]	3,367,670
Generation Bio	96,345	[a,b]	2,408,625

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 5.2% (continued)
PTC Therapeutics	26,473	[a]	1,155,546
Ultragenyx Pharmaceutical	36,019	[a]	3,468,270
uniQure	51,266	[a,b]	1,486,714
Xenon Pharmaceuticals	231,165	[a]	4,080,062
Zogenix	105,098	[a]	1,556,501
			26,717,017
Real Estate - 3.5%
Colliers International Group	65,740		9,187,165
CoreSite Realty	43,874	[c]	6,509,585
Pebblebrook Hotel Trust	101,376	[c]	2,233,313
			17,930,063
Retailing - 1.6%
Party City Holdco	1,192,497	[a,b]	8,120,905
Semiconductors & Semiconductor Equipment - 3.2%
Diodes	87,824	[a]	8,503,998
MaxLinear	147,924	[a]	7,726,071
			16,230,069
Software & Services - 8.2%
ChannelAdvisor	446,932	[a]	11,450,398
Everbridge	57,659	[a,b]	9,050,733
Paya Holdings	1,029,434	[a,b]	9,934,038
Vonage Holdings	195,586	[a]	2,757,763
Zuora, Cl. A	530,628	[a]	9,010,063
			42,202,995
Technology Hardware & Equipment - 3.6%
ADTRAN	424,064		8,761,162
Arlo Technologies	471,960	[a]	2,926,152
Extreme Networks	559,947	[a]	6,064,226
Ondas Holdings	142,839	[a,b]	1,021,299
			18,772,839
Transportation - 2.3%
SkyWest	254,460	[a]	11,870,559
Utilities - 3.7%
Clearway Energy, Cl. C	300,339		9,427,641
NextEra Energy Partners	119,417		9,545,001
			18,972,642
Total Common Stocks (cost $410,853,561)			500,232,787

10

Description		Shares		Value ($)
Exchange-Traded Funds - .8%
Registered Investment Companies - .8%
iShares Russell 2000 ETF (cost $3,810,534)		17,197	[b]	3,885,146
	1-Day Yield (%)
Investment Companies - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,163,658)	0.06	10,163,658	[d]	10,163,658

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $4,538,966)	0.02	4,538,966	[d]	4,538,966
Total Investments (cost $429,366,719)		101.0%		518,820,557
Liabilities, Less Cash and Receivables		(1.0%)		(4,903,361)
Net Assets		100.0%		513,917,196

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $44,524,711 and the value of the collateral was $45,292,036, consisting of cash collateral of $4,538,966 and U.S. Government & Agency securities valued at $40,753,070.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	20.6
Information Technology	15.0
Health Care	14.9
Financials	13.4
Consumer Discretionary	11.0
Materials	6.4
Utilities	3.7
Investment Companies	3.7
Communication Services	3.5
Real Estate	3.5
Energy	3.4
Consumer Staples	1.9
101.0

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/20($)	Purchases($)†	Sales ($)	Value 8/31/21 ($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	7,279,944	163,947,649	(161,063,935)	10,163,658	2.0	7,232
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	25,843,586	32,546,971	(58,390,557)	-	-	43,452†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	183,297,929	(178,758,963)	4,538,966.9		402,211†††
Total	33,123,530	379,792,549	(398,213,455)	14,702,624	2.9	452,895

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $44,524,711)—Note 1(c):
Unaffiliated issuers	414,664,095	504,117,933
Affiliated issuers	14,702,624	14,702,624
Cash		32,282
Dividends and securities lending income receivable		314,692
Receivable for shares of Common Stock subscribed		46,369
Prepaid expenses		31,211
		519,245,111
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		410,579
Liability for securities on loan—Note 1(c)		4,538,966
Payable for shares of Common Stock redeemed		170,139
Payable for investment securities purchased		96,975
Directors’ fees and expenses payable		9,972
Other accrued expenses		101,284
		5,327,915
Net Assets ($)		513,917,196
Composition of Net Assets ($):
Paid-in capital		382,336,358
Total distributable earnings (loss)		131,580,838
Net Assets ($)		513,917,196

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	318,463,568	25,046,543	170,407,085
Shares Outstanding	8,387,656	654,727	4,446,949
Net Asset Value Per Share ($)	37.97	38.25	38.32

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended August 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $32,169 foreign taxes withheld at source):
Unaffiliated issuers	3,091,417
Affiliated issuers	7,232
Income from securities lending—Note 1(c)	445,663
Total Income	3,544,312
Expenses:
Management fee—Note 3(a)	3,576,653
Shareholder servicing costs—Note 3(b)	931,858
Professional fees	103,180
Registration fees	51,525
Directors’ fees and expenses—Note 3(c)	30,194
Prospectus and shareholders’ reports	28,035
Loan commitment fees—Note 2	18,946
Custodian fees—Note 3(b)	14,740
Chief Compliance Officer fees—Note 3(b)	14,319
Interest expense—Note 2	123
Miscellaneous	29,002
Total Expenses	4,798,575
Investment (Loss)—Net	(1,254,263)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	126,212,004
Net change in unrealized appreciation (depreciation) on investments	26,960,087
Net Realized and Unrealized Gain (Loss) on Investments	153,172,091
Net Increase in Net Assets Resulting from Operations	151,917,828

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2021	2020
Operations ($):
Investment income (loss)—net	(1,254,263)	1,101,764
Net realized gain (loss) on investments	126,212,004	(28,062,005)
Net change in unrealized appreciation (depreciation) on investments	26,960,087	60,356,865
Net Increase (Decrease) in Net Assets Resulting from Operations	151,917,828	33,396,624
Distributions ($):
Distributions to shareholders:
Investor Shares	(585,218)	(488,150)
Class I	(71,129)	(130,530)
Class Y	(733,824)	(1,251,443)
Total Distributions	(1,390,171)	(1,870,123)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	9,667,030	7,295,543
Class I	9,734,445	6,522,699
Class Y	16,528,564	30,488,985
Distributions reinvested:
Investor Shares	560,659	471,182
Class I	69,780	127,615
Class Y	207,731	378,484
Cost of shares redeemed:
Investor Shares	(33,023,283)	(65,006,607)
Class I	(13,279,057)	(15,634,714)
Class Y	(36,556,621)	(110,254,028)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(46,090,752)	(145,610,841)
Total Increase (Decrease) in Net Assets	104,436,905	(114,084,340)
Net Assets ($):
Beginning of Period	409,480,291	523,564,631
End of Period	513,917,196	409,480,291

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2021	2020
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	278,948	330,667
Shares issued for distributions reinvested	17,565	17,336
Shares redeemed	(1,012,715)	(2,590,456)
Net Increase (Decrease) in Shares Outstanding	(716,202)	(2,242,453)
Class Ia
Shares sold	268,612	269,889
Shares issued for distributions reinvested	2,173	4,668
Shares redeemed	(397,350)	(619,659)
Net Increase (Decrease) in Shares Outstanding	(126,565)	(345,102)
Class Ya
Shares sold	482,243	1,399,059
Shares issued for distributions reinvested	6,461	13,828
Shares redeemed	(1,124,816)	(4,555,417)
Net Increase (Decrease) in Shares Outstanding	(636,112)	(3,142,530)

[a]

During the period ended August 31, 2021, 58,589 Class Y shares representing $2,130,493 were exchanged for 58,671 Class I shares and 3,802 Investor shares representing $142,499 were exchanged for 3,772 Class Y shares. During the period ended August 31, 2020, 87,903 Class Y shares representing $2,248,248 were exchanged for 88,901 Class I shares and 718 Class Y shares representing $14,052 were exchanged for 724 Investor shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Investor Shares	Year Ended August 31,
	2021	2020	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	27.26	25.18	40.10	36.53	29.66
Investment Operations:
Investment income (loss)—net[b]	(.13)	.03	.03	(.16)	(.15)
Net realized and unrealized gain (loss) on investments	10.91	2.10	(8.16)	8.29	7.16
Total from Investment Operations	10.78	2.13	(8.13)	8.13	7.01
Distributions:
Dividends from investment income—net	(.07)	(.05)	-	-	-
Dividends from net realized gain on investments	-	-	(6.79)	(4.56)	(.14)
Total Distributions	(.07)	(.05)	(6.79)	(4.56)	(.14)
Net asset value, end of period	37.97	27.26	25.18	40.10	36.53
Total Return (%)	39.58	8.44	(19.47)	23.51	23.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.13	1.13	1.09	1.10
Ratio of net investment income (loss) to average net assets	(.37)	.11	.12	(.43)	(.44)
Portfolio Turnover Rate	85.56	95.32	83.97	74.02	84.96
Net Assets, end of period ($ x 1,000)	318,464	248,201	285,688	635,221	488,507

a On September 30, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended August 31,
	2021	2020	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	27.45	25.38	40.28	36.60	30.62
Investment Operations:
Investment income (loss)—net[b]	(.07)	.08	.08	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	10.98	2.11	(8.19)	8.32	6.19
Total from Investment Operations	10.91	2.19	(8.11)	8.24	6.12
Distributions:
Dividends from investment income—net	(.11)	(.12)	-	-	-
Dividends from net realized gain on investments	-	-	(6.79)	(4.56)	(.14)
Total Distributions	(.11)	(.12)	(6.79)	(4.56)	(.14)
Net asset value, end of period	38.25	27.45	25.38	40.28	36.60
Total Return (%)	39.80	8.63	(19.31)	23.78	20.02[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.96	.93	.87	.95[d]
Ratio of net investment income (loss) to average net assets	(.19)	.30	.26	(.20)	(.23)[d]
Portfolio Turnover Rate	85.56	95.32	83.97	74.02	84.96
Net Assets, end of period ($ x 1,000)	25,047	21,448	28,586	72,845	53,194

a From September 30, 2016 (commencement of initial offering) to August 31, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

18

Class Y Shares	Year Ended August 31,
	2021	2020	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	27.51	25.44	40.32	36.60	30.62
Investment Operations:
Investment income (loss)—net[b]	(.03)	.11	.11	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	11.00	2.13	(8.20)	8.32	6.13
Total from Investment Operations	10.97	2.24	(8.09)	8.28	6.12
Distributions:
Dividends from investment income—net	(.16)	(.17)	-	-	-
Dividends from net realized gain on investments	-	-	(6.79)	(4.56)	(.14)
Total Distributions	(.16)	(.17)	(6.79)	(4.56)	(.14)
Net asset value, end of period	38.32	27.51	25.44	40.32	36.60
Total Return (%)	39.97	8.81	(19.23)	23.90	20.02[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.83	.81	.79	.81[d]
Ratio of net investment income (loss) to average net assets	(.08)	.45	.38	(.12)	(.03)[d]
Portfolio Turnover Rate	85.56	95.32	83.97	74.02	84.96
Net Assets, end of period ($ x 1,000)	170,407	139,832	209,291	585,686	467,673

a From September 30, 2016 (commencement of initial offering) to August 31, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (“Newton US”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and Newton US. As the fund’s sub-adviser, Newton US provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays Newton US for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of Newton US, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Investor (200 million shares authorized), Class I (100 million shares authorized) and Class Y shares (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than

20

expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

21

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when

22

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	500,232,787	-	-	500,232,787
Exchange-Traded Funds	3,885,146	-	-	3,885,146
Investment Companies	14,702,624	-	-	14,702,624

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of August 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2021, The Bank of New York Mellon earned $58,373 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

24

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $45,168,619 and unrealized appreciation $87,524,863. In addition, the fund deferred for tax purposes late year ordinary losses of $1,112,644 to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2021 and August 31, 2020 were as follows: ordinary income $1,386,206 and $1,870,123 and long-term capital gains $3,965 and $0, respectively.

During the period ended August 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased total distributable earnings (loss) by $141,617 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2021 was approximately $10,137 with a related weighted average annualized interest rate of 1.21%.

NOTE 3—Management Fee, Sub–Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Effective as of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and Newton US, the Adviser pays Newton US a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During

26

the period ended August 31, 2021, the fund was charged $731,936 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2021, the fund was charged $72,037 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2021, the fund was charged $14,740 pursuant to the custody agreement.

During the period ended August 31, 2021, the fund was charged $14,319 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $322,307, Shareholder Services Plan fees of $66,604, custodian fees of $5,312, Chief Compliance Officer fees of $6,286 and transfer agency fees of $10,070.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2021, amounted to $395,129,080 and $442,033,519, respectively.

At August 31, 2021, the cost of investments for federal income tax purposes was $431,295,694; accordingly, accumulated net unrealized appreciation on investments was $87,524,863, consisting of $117,902,315 gross unrealized appreciation and $30,377,452 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Opportunistic Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Opportunistic Small Cap Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 22, 2021

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended August 31, 2021 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,386,206 resents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns.

30

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021 (the “15(c) Meeting”), the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the 15(c) Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Investor Class shares with the performance of a group of retail no-load small-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

funds in the Performance Group (the “Expense Group”) and with a broader group of all retail no-load small-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and the Performance Universe medians for all periods, except the ten-year period when it was below the Performance Group median and the three-year period when it was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group or Performance Universe medians in the periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were approximately equal to the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

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Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

************

At a meeting of the fund’s Board of Directors held on May 11, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current management agreement (the “Current Management Agreement”) to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

34

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at the 15(c) Meeting, at which the Board re-approved the Current Management Agreement for the ensuing year, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

36

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

37

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

38

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Peggy C. Davis (78)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (73)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (57)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

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OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, CCO of the Adviser from 2004 until June 2021 (56 investment companies, comprised of 119 portfolios). He is 64 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Opportunistic Small Cap Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DSCVX Class I: DOPIX Class Y: DSCYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0253AR0821

BNY Mellon Structured Midcap Fund

ANNUAL REPORT August 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2020 through August 31, 2021, as provided by the fund’s primary portfolio managers, Adam Logan, CFA, Peter D. Goslin, CFA, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Structured Midcap Fund’s Class A shares produced a total return of 45.54%, Class C shares returned 44.47%, Class I shares returned 45.90% and Class Y shares returned 45.89%.1 In comparison, the fund’s benchmark, the S&P MidCap 400® Index (the “Index”), posted a total return of 44.77% for the same period.2

Mid-cap stocks generally rose over the reporting period, supported by accommodative central bank policies and improving investor sentiment. The fund provided mixed returns compared to the Index, with relatively strong security selection in some sectors and shortfalls in others.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the Index or the Russell Midcap® Index.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. When selecting securities, we choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management, and we may invest in stocks with either value or growth characteristics. In selecting securities, we use a proprietary stock-selection model to identify and rank stocks within an industry or sector, based on their value, growth and financial profiles. Based on the fundamental analysis, we generally select the most attractive of the higher ranked securities and manage risk by diversifying across companies and industries. The fund seeks to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the Index. Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Risk Assets Rally on Economic Reopening

After a strong summer rally, volatility crept back into equity markets in September 2020 as increasing COVID-19 infection rates and a variety of other geopolitical uncertainties began to concern investors. However, resolution in the U.S. presidential election and promising progress toward a COVID-19 vaccine during the month of November 2020 helped stocks resume their upward momentum. A strong risk-on rally ensued, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. In this environment, small- and mid-cap shares handily outperformed their large-cap counterparts.

The U.S. Treasury yield curve steepened in early 2021 with rates on intermediate- and long-dated debt rising as investors anticipated economic reopening, and concerns surfaced about potential increases in inflation. Stocks continued to broadly gain through April. However, risk appetites diminished during the closing months of the period due to concerns over increasing inflationary pressures, weakening consumer confidence, disappointing employment numbers and the spread of the Delta variant. While largecap stocks continued to advance, small- and mid-cap issues traded sideways from the beginning of May through the end of period.

Returns Reflect the Positive Investment Environment

While the fund generally participated in the market rally, some stock-selection factors enhanced performance relative to the Index while others detracted. Generally, investors rewarded value and quality, and penalized pure growth and momentum. From a sector perspective, the fund’s stock selections in industrials and health care generally bolstered relative performance. Top holdings included residential and industrial generator maker Generac, pharmaceutical research tool and support services provider Charles River Laboratories International, and independent oil and gas producer Murphy Oil.

On the negative side, stock selections in the real estate and utility sectors tended to detract from relative returns, with some holdings producing double-digit returns that nonetheless lagged the Index. One prominent example was warehouse REIT First Industrial Realty Trust, which failed to keep pace with benchmark returns due to the COVID-19-related industrial slowdown. Another, integrated electric utility IDACORP, trailed the benchmark along with most other lower-growth, higher-yielding REITs.

Focusing on Strong Fundamentals and Improving Earnings Momentum

As a result of our disciplined, bottom-up investment process, the fund ended the period modestly overweight to health care, consumer discretionary, technology and communications services, and modestly underweight to industrials, materials and real estate. The fund continues to own a broad set of securities that exhibit both attractive valuations and improving fundamentals. The portfolio is risk controlled from the perspectives of sector and market capitalization versus the benchmark. We believe the fund is well positioned to benefit from the current market environment as increasing visibility leads investors to shift their focus from top-line growth to a more balanced view of quality, value, price and momentum.

September 15, 2021

1  DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The Index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Structured Midcap Fund with a hypothetical investment of $10,000 in the S&P MidCap 400® Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Structured Midcap Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in class Y shares of BNY Mellon Structured Midcap Fund with a hypothetical investment of $1,000,000 in the S&P MidCap 400® Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Structured Midcap Fund on 8/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/29/01	37.19%	9.40%	11.43%
without sales charge	6/29/01	45.54%	10.70%	12.09%
Class C shares
with applicable redemption charge †	6/29/01	43.47%	9.89%	11.26%
without redemption	6/29/01	44.47%	9.89%	11.26%
Class I shares	6/29/01	45.90%	10.99%	12.36%
Class Y shares	7/1/13	45.89%	11.06%	12.57%††
S & P MidCap 400® Index		44.77%	13.74%	13.90%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Structured Midcap Fund from March 1, 2021 to August 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.42	$11.22	$6.03	$5.65
Ending value (after expenses)	$1,134.10	$1,130.10	$1,135.40	$1,135.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.02	$10.61	$5.70	$5.35
Ending value (after expenses)	$1,018.25	$1,014.67	$1,019.56	$1,019.91
†

Expenses are equal to the fund’s annualized expense ratio of 1.38% for Class A, 2.09% for Class C, 1.12% for Class I and 1.05% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2021

Description	Shares		Value ($)
Common Stocks - 99.3%
Automobiles & Components - 1.9%
Adient	8,560	[a]	336,750
Dana	13,790		320,755
Fox Factory Holding	1,670	[a]	256,629
Gentex	11,730		361,284
Harley-Davidson	7,290		288,174
The Goodyear Tire & Rubber Company	27,210	[a]	431,006
Visteon	1,320	[a]	139,498
			2,134,096
Banks - 6.3%
Associated Banc-Corp	15,075		310,847
BancorpSouth Bank	9,915		290,807
BOK Financial	2,570		226,289
Cathay General Bancorp	29,955		1,191,610
Commerce Bancshares	3,325		235,144
Essent Group	2,490		117,229
First Horizon	28,650		469,573
Fulton Financial	19,945		316,128
Hancock Whitney	5,690		261,512
MGIC Investment	27,980		427,255
New York Community Bancorp	36,120		452,222
PacWest Bancorp	6,620		281,681
Regions Financial	29,040		593,287
Sterling Bancorp	22,660		518,687
Trustmark	11,085		350,508
UMB Financial	9,965		912,595
Webster Financial	2,660		134,383
			7,089,757
Capital Goods - 11.8%
A.O. Smith	1,900		138,168
AECOM	5,550	[a]	363,858
AGCO	4,970		683,971
Allegion	1,510		217,425
Axon Enterprise	1,030	[a]	187,326
Carlisle	1,010		212,847
Crane	5,350		544,469
Donaldson	13,920		943,080
Dycom Industries	3,120	[a]	235,030
EMCOR Group	7,925		962,887
Fortune Brands Home & Security	2,480		241,478
GATX	3,510		321,797
Generac Holdings	450	[a]	196,641

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Capital Goods - 11.8% (continued)
Huntington Ingalls Industries	915		186,816
Kennametal	9,355		347,819
Lennox International	2,915		977,050
Lincoln Electric Holdings	2,720		379,739
MasTec	5,135	[a]	469,544
MSC Industrial Direct, Cl. A	965		81,263
nVent Electric	10,400		357,344
Owens Corning	5,210		497,815
Pentair	2,110		162,808
Quanta Services	1,800		183,780
Regal Beloit	3,950		590,209
Simpson Manufacturing	1,150		130,123
Stanley Black & Decker	2,090		403,934
Sunrun	3,500	[a]	154,875
Terex	11,530		588,606
The Middleby	2,810	[a]	514,061
The Timken Company	8,130		597,880
The Toro Company	6,255		687,675
Valmont Industries	610		151,805
Woodward	4,900		592,606
			13,304,729
Commercial & Professional Services - 2.7%
ASGN	4,120	[a]	462,223
CACI International, Cl. A	1,210	[a]	311,623
Clean Harbors	4,980	[a]	511,048
Healthcare Services Group	2,240		58,598
Herman Miller	3,660		153,830
Insperity	2,560		282,470
KAR Auction Services	8,720	[a]	147,455
ManpowerGroup	3,270		397,043
Tetra Tech	3,120		448,781
The Brink's Company	2,950		230,572
			3,003,643
Consumer Durables & Apparel - 5.9%
Brunswick	4,780		463,039
Capri Holdings	7,340	[a]	414,783
Carter's	1,925		197,082
Columbia Sportswear	1,975		201,470
Crocs	2,060	[a]	294,209
Deckers Outdoor	2,650	[a]	1,108,892
Leggett & Platt	3,090		149,525
Mattel	22,465	[a]	479,628
Peloton Interactive, Cl. A	2,560	[a]	256,486

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Consumer Durables & Apparel - 5.9% (continued)
Polaris	4,770		571,255
PulteGroup	2,700		145,422
Tempur Sealy International	14,430		645,021
Toll Brothers	4,140		265,208
TopBuild	2,130	[a]	466,023
Tri Pointe Homes	20,420	[a]	485,383
YETI Holdings	4,870	[a]	483,786
			6,627,212
Consumer Services - 3.8%
Boyd Gaming	5,410	[a]	332,012
Chipotle Mexican Grill	240	[a]	456,799
Churchill Downs	1,010		212,605
Graham Holdings, Cl. B	580		357,750
Grand Canyon Education	3,780	[a]	336,949
H&R Block	5,930		152,105
Jack in the Box	3,885		411,655
Planet Fitness, Cl. A	3,840	[a]	312,192
Scientific Games	3,565	[a]	257,928
Service Corp. International	13,540		849,770
Texas Roadhouse	1,090		103,550
The Wendy's Company	5,485		126,265
Wyndham Hotels & Resorts	5,095		370,406
			4,279,986
Diversified Financials - 3.1%
Affiliated Managers Group	3,220		547,754
Evercore, Cl. A	2,335		326,059
FactSet Research Systems	660		250,945
Interactive Brokers Group, Cl. A	2,880		186,163
Janus Henderson Group	8,520		369,427
Jefferies Financial Group	13,000		480,480
OneMain Holdings	3,940		227,850
PROG Holdings	6,960		329,347
Stifel Financial	10,650		735,915
			3,453,940
Energy - 2.1%
Antero Midstream	14,435		138,720
ChampionX	13,020	[a]	303,757
Cimarex Energy	4,480		287,706
CNX Resources	9,000	[a]	102,240
Continental Resources	5,860		230,181
EQT	4,335	[a]	79,461
Equitrans Midstream	20,270		176,957
Marathon Oil	50,115		588,851

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Energy - 2.1% (continued)
Murphy Oil	12,655		269,045
NOV	5,725	[a]	75,398
Targa Resources	1,865		81,911
			2,334,227
Food & Staples Retailing - .9%
BJ's Wholesale Club Holdings	7,970	[a]	451,580
Casey's General Stores	1,445		295,589
Sprouts Farmers Market	12,200	[a]	303,780
			1,050,949
Food, Beverage & Tobacco - 2.0%
Darling Ingredients	8,375	[a]	623,937
Flowers Foods	23,540		568,020
Pilgrim's Pride	14,915	[a]	415,234
Sanderson Farms	1,575		309,488
The Hain Celestial Group	7,710	[a]	288,431
			2,205,110
Health Care Equipment & Services - 6.8%
Acadia Healthcare	7,450	[a]	492,594
Amedisys	2,500	[a]	458,625
Cerner	4,020		306,927
Chemed	1,860		886,662
Dentsply Sirona	2,250		138,825
Envista Holdings	8,820	[a]	377,408
Globus Medical, Cl. A	2,040	[a]	166,464
HealthEquity	1,710	[a]	109,731
Hill-Rom Holdings	4,955		721,349
ICU Medical	2,330	[a]	464,485
Integra LifeSciences Holdings	10,220	[a]	768,851
LHC Group	2,420	[a]	451,959
LivaNova	3,715	[a]	307,193
Molina Healthcare	2,280	[a]	612,796
NuVasive	2,955	[a]	183,624
Patterson Companies	4,010		122,866
STAAR Surgical	2,490	[a]	384,630
Teladoc Health	1,450	[a]	209,409
Tenet Healthcare	6,100	[a]	459,635
			7,624,033
Household & Personal Products - .3%
Nu Skin Enterprises, Cl. A	6,450		326,499
Insurance - 5.7%
Alleghany	590	[a]	399,247
American Financial Group	4,070		561,416
CNA Financial	3,790		168,087

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Insurance - 5.7% (continued)
Everest Re Group	900		238,410
First American Financial	7,240		510,637
Globe Life	4,725		453,931
Kinsale Capital Group	1,940		352,789
Mercury General	2,460		146,887
Old Republic International	24,140		627,640
Primerica	5,050		772,347
Reinsurance Group of America	5,835		675,810
RLI	3,140		342,982
Selective Insurance Group	6,750		564,097
The Hanover Insurance Group	2,555		361,047
The Hartford Financial Services Group	3,035		204,013
			6,379,340
Materials - 5.3%
CF Industries Holdings	5,090		231,188
Cleveland-Cliffs	23,525	[a]	552,132
Commercial Metals	5,805		189,359
Eagle Materials	4,490		704,212
Ingevity	7,230	[a]	581,220
Louisiana-Pacific	4,940		313,394
Minerals Technologies	5,670		445,889
Olin	7,040		350,874
Reliance Steel & Aluminum	5,535		830,471
RPM International	4,205		346,029
The Chemours Company	11,030		369,615
The Mosaic Company	4,900		157,682
U.S.Steel	11,510		307,893
Westlake Chemical	2,030		177,321
WestRock	4,505		234,440
Worthington Industries	3,655		211,807
			6,003,526
Media & Entertainment - 2.2%
Cable One	150		314,939
Cinemark Holdings	4,935	[a]	87,991
Fox, Cl. A	2,105		78,811
John Wiley & Sons, Cl. A	6,680		388,108
The Interpublic Group of Companies	11,020		410,275
The New York Times Company, Cl. A	12,770		648,461
World Wrestling Entertainment, Cl. A	4,430		230,847
Yelp	7,295	[a]	280,930
			2,440,362
Pharmaceuticals Biotechnology & Life Sciences - 4.4%
Bio-Rad Laboratories, Cl. A	360	[a]	289,735

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 4.4% (continued)
Bio-Techne	720		359,381
Bruker	2,315		204,438
Charles River Laboratories International	695	[a]	308,483
Emergent BioSolutions	2,220	[a]	140,038
Exelixis	11,340	[a]	217,388
Halozyme Therapeutics	5,870	[a]	246,481
Jazz Pharmaceuticals	2,090	[a]	275,274
Medpace Holdings	1,480	[a]	269,878
Neurocrine Biosciences	2,065	[a]	196,588
Repligen	3,890	[a]	1,100,792
Royalty Pharma, CI. A	5,880		227,262
Sage Therapeutics	1,890	[a]	87,337
Seagen	1,630	[a]	273,188
Syneos Health	4,750	[a]	440,705
United Therapeutics	1,590	[a]	341,659
			4,978,627
Real Estate - 9.1%
Brixmor Property Group	15,215	[b]	356,792
Camden Property Trust	2,110	[b]	316,584
First Industrial Realty Trust	28,245	[b]	1,581,438
Healthcare Realty Trust	34,225	[b]	1,027,777
Highwoods Properties	10,300	[b]	470,607
Jones Lang LaSalle	1,880	[a]	455,768
Kilroy Realty	5,190	[b]	340,724
Kimco Realty	26,160	[b]	570,026
Lamar Advertising, Cl. A	5,330	[b]	606,714
Life Storage	4,590	[b]	571,180
National Retail Properties	22,875	[b]	1,089,079
National Storage Affiliates Trust	9,865	[b]	564,771
Omega Healthcare Investors	10,710	[b]	359,106
PS Business Parks	5,945	[b]	934,732
SL Green Realty	4,820	[b]	337,786
Urban Edge Properties	22,710	[b]	430,127
VEREIT	3,940	[b]	199,088
			10,212,299
Retailing - 4.6%
American Eagle Outfitters	5,230		159,620
AutoNation	3,460	[a]	377,451
Dick's Sporting Goods	4,470		629,421
Five Below	3,250	[a]	691,632
Foot Locker	4,990		282,883
Kohl's	10,320		592,368

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Retailing - 4.6% (continued)
Lithia Motors	1,190		394,247
Murphy USA	1,420		220,498
Ollie's Bargain Outlet Holdings	2,420	[a]	175,160
RH	465	[a]	325,812
Urban Outfitters	6,405	[a]	211,493
Wayfair, Cl. A	1,200	[a]	336,900
Williams-Sonoma	4,160		776,672
			5,174,157
Semiconductors & Semiconductor Equipment - 3.9%
Brooks Automation	4,545		386,143
Cirrus Logic	2,550	[a]	213,359
CMC Materials	1,860		246,673
First Solar	2,000	[a]	188,000
Lattice Semiconductor	7,695	[a]	478,013
MKS Instruments	2,180		320,852
Monolithic Power Systems	1,145		566,695
ON Semiconductor	3,200	[a]	141,952
Qorvo	790	[a]	148,544
Semtech	8,350	[a]	583,832
SolarEdge Technologies	1,960	[a]	567,969
Teradyne	1,910		231,950
Universal Display	1,540		321,229
			4,395,211
Software & Services - 6.5%
ACI Worldwide	7,460	[a]	240,436
Alliance Data Systems	4,200		412,062
Aspen Technology	1,025	[a]	132,738
Cerence	1,530	[a]	165,913
Commvault Systems	1,080	[a]	87,448
Concentrix	2,550	[a]	442,144
DocuSign	1,180	[a]	349,563
Fair Isaac	1,360	[a]	625,246
Genpact	7,160		371,461
HubSpot	720	[a]	492,818
Manhattan Associates	2,890	[a]	471,041
Medallia	9,480	[a]	320,140
NCR	11,520	[a]	489,370
Nuance Communications	6,730	[a]	370,486
Palo Alto Networks	940	[a]	433,378
PTC	5,040	[a]	663,566
Qualys	2,335	[a]	274,082
Splunk	1,820	[a]	278,223
Teradata	7,820	[a]	427,676

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Software & Services - 6.5% (continued)
WEX	1,130	[a]	207,434
			7,255,225
Technology Hardware & Equipment - 5.0%
Arrow Electronics	3,290	[a]	398,814
Avnet	11,490		464,885
Belden	4,490		257,053
Ciena	6,690	[a]	382,200
Cognex	8,475		751,054
Corning	7,310		292,327
II-VI	6,450	[a]	406,221
Jabil	2,670		164,953
Littelfuse	2,945		840,503
Lumentum Holdings	3,780	[a]	327,499
NETSCOUT Systems	5,030	[a]	137,923
SYNNEX	1,970		250,328
Trimble	3,650	[a]	343,903
Vontier	9,300		338,241
Xerox Holdings	13,660		307,487
			5,663,391
Telecommunication Services - .3%
Iridium Communications	7,950	[a]	353,854
Transportation - .9%
Avis Budget Group	2,035	[a]	184,676
Kansas City Southern	370		103,848
Old Dominion Freight Line	1,040		300,269
Ryder System	1,930		153,416
Werner Enterprises	1,820		85,831
XPO Logistics	2,690	[a]	233,788
			1,061,828
Utilities - 3.8%
ALLETE	5,475		369,124
Black Hills	10,640		748,311
DTE Energy	1,345		161,857
Hawaiian Electric Industries	4,790		208,844
IDACORP	6,815		717,960
MDU Resources Group	15,965		513,594
New Jersey Resources	11,475		428,476
NorthWestern	4,690		298,284
ONE Gas	6,580		472,576
Public Service Enterprise Group	3,220		205,887
UGI	4,460		206,543
			4,331,456
Total Common Stocks (cost $87,864,441)			111,683,457

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $505,234)	0.06	505,234	[c]	505,234
Total Investments (cost $88,369,675)		99.8%		112,188,691
Cash and Receivables (Net)		.2%		246,579
Net Assets		100.0%		112,435,270

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer Discretionary	16.1
Industrials	15.4
Information Technology	15.4
Financials	15.1
Health Care	11.2
Real Estate	9.1
Materials	5.3
Utilities	3.9
Consumer Staples	3.2
Communication Services	2.5
Energy	2.1
Investment Companies	.5
99.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/20($)	Purchases($)†	Sales ($)	Value 8/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	360,413	18,110,299	(17,965,478)	505,234.5		265
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,189,990	1,742,361	(2,932,351)	-	-	2,198†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	3,250,115	(3,250,115)	-	-	8,923†††
Total	1,550,403	23,102,775	(24,147,944)	505,234.5		11,386

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securitites.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	87,864,441	111,683,457
Affiliated issuers	505,234	505,234
Receivable for investment securities sold		364,790
Dividends receivable		105,634
Receivable for shares of Common Stock subscribed		4,421
Prepaid expenses		50,855
		112,714,391
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		74,527
Reorganization expense payable—Note 5		99,270
Payable for shares of Common Stock redeemed		12,720
Directors’ fees and expenses payable		1,794
Other accrued expenses		90,810
		279,121
Net Assets ($)		112,435,270
Composition of Net Assets ($):
Paid-in capital		69,942,025
Total distributable earnings (loss)		42,493,245
Net Assets ($)		112,435,270

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	79,177,835	2,397,097	30,626,860	233,478
Shares Outstanding	2,277,353	82,360	859,062	6,590.67
Net Asset Value Per Share ($)	34.77	29.11	35.65	35.43

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $52 foreign taxes withheld at source):
Unaffiliated issuers	1,509,570
Affiliated issuers	265
Income from securities lending—Note 1(c)	11,121
Total Income	1,520,956
Expenses:
Management fee—Note 3(a)	805,454
Shareholder servicing costs—Note 3(c)	439,903
Reorganization expense—Note 5	240,000
Professional fees	97,037
Registration fees	61,160
Custodian fees—Note 3(c)	42,020
Distribution fees—Note 3(b)	20,709
Prospectus and shareholders’ reports	18,403
Chief Compliance Officer fees—Note 3(c)	14,319
Directors’ fees and expenses—Note 3(d)	6,547
Loan commitment fees—Note 2	3,840
Miscellaneous	21,910
Total Expenses	1,771,302
Less—reduction in expenses due to undertaking—Note 3(a)	(349,963)
Net Expenses	1,421,339
Investment Income—Net	99,617
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	21,814,716
Net change in unrealized appreciation (depreciation) on investments	17,733,801
Net Realized and Unrealized Gain (Loss) on Investments	39,548,517
Net Increase in Net Assets Resulting from Operations	39,648,134

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2021	2020
Operations ($):
Investment income—net	99,617	567,064
Net realized gain (loss) on investments	21,814,716	(481,029)
Net change in unrealized appreciation (depreciation) on investments	17,733,801	(1,664,345)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,648,134	(1,578,310)
Distributions ($):
Distributions to shareholders:
Class A	(293,326)	(3,461,274)
Class C	-	(286,033)
Class I	(201,605)	(1,839,840)
Class Y	(5,262)	(174,801)
Total Distributions	(500,193)	(5,761,948)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,975,613	4,166,953
Class C	45,099	128,111
Class I	2,108,401	9,171,526
Class Y	73,513	1,938,347
Distributions reinvested:
Class A	267,798	3,209,481
Class C	-	243,578
Class I	191,900	1,748,107
Class Y	4,667	163,186
Cost of shares redeemed:
Class A	(13,528,443)	(17,181,368)
Class C	(1,998,188)	(3,050,517)
Class I	(12,198,274)	(28,309,089)
Class Y	(941,417)	(3,933,273)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(22,999,331)	(31,704,958)
Total Increase (Decrease) in Net Assets	16,148,610	(39,045,216)
Net Assets ($):
Beginning of Period	96,286,660	135,331,876
End of Period	112,435,270	96,286,660

	Year Ended August 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	98,982	176,744
Shares issued for distributions reinvested	9,429	121,339
Shares redeemed	(455,982)	(722,327)
Net Increase (Decrease) in Shares Outstanding	(347,571)	(424,244)
Class Ca
Shares sold	1,756	6,098
Shares issued for distributions reinvested	-	10,904
Shares redeemed	(83,366)	(151,447)
Net Increase (Decrease) in Shares Outstanding	(81,610)	(134,445)
Class Ib
Shares sold	69,145	365,933
Shares issued for distributions reinvested	6,602	64,698
Shares redeemed	(404,388)	(1,118,849)
Net Increase (Decrease) in Shares Outstanding	(328,641)	(688,218)
Class Y
Shares sold	2,539	72,049
Shares issued for distributions reinvested	162	6,132
Shares redeemed	(29,310)	(160,317)
Net Increase (Decrease) in Shares Outstanding	(26,609)	(82,136)

[a]

During the period ended August 31, 2021, 3,396 Class C shares representing $84,821 were automatically converted to 2,854 Class A shares and during the period ended August 31, 2020, 1,114 Class C shares representing $21,497 were automatically converted to 940 Class A shares.

[b]	During the period ended August 31, 2020, 3,301 Class A shares representing $84,527 were exchanged for 3,224 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.99	25.33	32.17	31.03	27.43
Investment Operations:
Investment income—net[a]	.01	.11	.08	.02	.04
Net realized and unrealized gain (loss) on investments	10.89	(.25)	(3.92)	4.23	3.78
Total from Investment Operations	10.90	(.14)	(3.84)	4.25	3.82
Distributions:
Dividends from investment income—net	(.12)	(.10)	(.01)	(.02)	(.22)
Dividends from net realized gain on investments	-	(1.10)	(2.99)	(3.09)	-
Total Distributions	(.12)	(1.20)	(3.00)	(3.11)	(.22)
Net asset value, end of period	34.77	23.99	25.33	32.17	31.03
Total Return (%)[b]	45.54	(1.01)	(11.12)	13.96	13.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	1.55	1.36	1.42	1.32
Ratio of net expenses to average net assets	1.38	1.21	1.25	1.25	1.25
Ratio of net investment income to average net assets	.03	.47	.29	.07	.13
Portfolio Turnover Rate	85.98	85.49	78.15	66.61	63.25
Net Assets, end of period ($ x 1,000)	79,178	62,966	77,249	105,934	98,978

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

Class C Shares	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	20.15	21.52	28.06	27.59	24.42
Investment Operations:
Investment (loss)—net[a]	(.16)	(.06)	(.10)	(.17)	(.16)
Net realized and unrealized gain (loss) on investments	9.12	(.21)	(3.45)	3.73	3.37
Total from Investment Operations	8.96	(.27)	(3.55)	3.56	3.21
Distributions:
Dividends from investment income—net	-	-	-	-	(.04)
Dividends from net realized gain on investments	-	(1.10)	(2.99)	(3.09)	-
Total Distributions	-	(1.10)	(2.99)	(3.09)	(.04)
Net asset value, end of period	29.11	20.15	21.52	28.06	27.59
Total Return (%)[b]	44.47	(1.82)	(11.76)	13.14	13.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.40	2.13	2.09	1.99	1.98
Ratio of net expenses to average net assets	2.09	1.96	2.00	1.97	1.97
Ratio of net investment (loss) to average net assets	(.66)	(.30)	(.44)	(.62)	(.59)
Portfolio Turnover Rate	85.98	85.49	78.15	66.61	63.25
Net Assets, end of period ($ x 1,000)	2,397	3,304	6,422	10,949	25,077

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.59	25.95	32.90	31.67	28.02
Investment Operations:
Investment income—net[a]	.09	.17	.15	.10	.12
Net realized and unrealized gain (loss) on investments	11.15	(.26)	(4.00)	4.32	3.87
Total from Investment Operations	11.24	(.09)	(3.85)	4.42	3.99
Distributions:
Dividends from investment income—net	(.18)	(.17)	(.11)	(.10)	(.34)
Dividends from net realized gain on investments	-	(1.10)	(2.99)	(3.09)	-
Total Distributions	(.18)	(1.27)	(3.10)	(3.19)	(.34)
Net asset value, end of period	35.65	24.59	25.95	32.90	31.67
Total Return (%)	45.90	(.80)	(10.88)	14.24	14.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33	1.10	1.01	1.06	1.03
Ratio of net expenses to average net assets	1.12	.96	1.00	1.00	.99
Ratio of net investment income to average net assets	.30	.70	.55	.31	.39
Portfolio Turnover Rate	85.98	85.49	78.15	66.61	63.25
Net Assets, end of period ($ x 1,000)	30,627	29,205	48,674	80,835	64,572

a Based on average shares outstanding.

See notes to financial statements.

Class Y Shares	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.44	25.89	32.86	31.62	28.02
Investment Operations:
Investment income—net[a]	.14	.17	.19	.15	.16
Net realized and unrealized gain (loss) on investments	11.03	(.27)	(4.02)	4.32	3.86
Total from Investment Operations	11.17	(.10)	(3.83)	4.47	4.02
Distributions:
Dividends from investment income—net	(.18)	(.25)	(.15)	(.14)	(.42)
Dividends from net realized gain on investments	-	(1.10)	(2.99)	(3.09)	-
Total Distributions	(.18)	(1.35)	(3.14)	(3.23)	(.42)
Net asset value, end of period	35.43	24.44	25.89	32.86	31.62
Total Return (%)	45.89	(.77)	(10.82)	14.43	14.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	.96	.90	.86	.86
Ratio of net expenses to average net assets	1.05	.96	.90	.86	.86
Ratio of net investment income to average net assets	.45	.70	.66	.47	.52
Portfolio Turnover Rate	85.98	85.49	78.15	66.61	63.25
Net Assets, end of period ($ x 1,000)	233	811	2,986	4,851	15,265

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Structured Midcap Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Prior to September 1, 2021, Mellon Investments Corporation (“Mellon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, served as the fund’s sub-investment adviser. Effective September 1, 2021 (the “Effective Date”), Newton Investment Management North America LLC (“Newton US”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser. As the fund’s sub-adviser, Newton US provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. As was the case under the sub-investment advisory agreement between the Adviser and Mellon, the Adviser (and not the fund) pays Newton US for its sub-advisory services. The rate of sub-investment advisory fee payable by the Adviser to Newton US is the same as was paid by the Adviser to Mellon pursuant to the respective sub-investment advisory agreements. As of the Effective Date, portfolio managers responsible for managing the fund’s investments as employees of Mellon became employees of Newton US and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized), and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

NOTES TO FINANCIAL STATEMENTS (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	111,683,457	-	-	111,683,457
Investment Companies	505,234	-	-	505,234

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of August 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2021, The Bank of New York Mellon earned $1,568 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,187,937, undistributed capital gains $14,655,460 and unrealized appreciation $23,649,848.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2021 and August 31, 2020 were as follows: ordinary income $500,193 and $595,743, and long-term capital gains $0 and $5,166,205, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earning (loss) by $1,480,260, and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser, has contractually agreed, from September, 1, 2020 through December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets. On or after December 31, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $349,963 during the period ended August 31, 2021.

Prior to the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and Mellon, the Adviser paid Mellon a monthly fee based upon the value of the fund’s average daily net assets, computed at the following annual rates. Effective as of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and Newton US, the Adviser pays Newton US a monthly fee based upon the value of the fund's average daily net assets, computed at the following annual rates:

 Average Net Assets
 0 up to $100 million .25%
 $100 million up to $1 billion .20%
 $1 billion up to $1.5 billion .16%
 In excess of $1.5 billion .10%

During the period ended August 31, 2021, the Distributor retained $561 from commissions earned on sales of the fund’s Class A shares and $77 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2021, Class C shares were charged $20,709 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2021, Class A and Class C shares were charged $183,317 and $6,903, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2021, the fund was charged $29,024 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2021, the fund was charged $42,020 pursuant to the custody agreement.

During the period ended August 31, 2021, the fund was charged $14,319 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $71,040, Distribution Plan fees of $1,526, Shareholder Services Plan fees of $17,184, custodian fees of $10,000, Chief Compliance Officer fees of $6,286 and transfer agency fees of $3,925, which are offset against an expense reimbursement currently in effect in the amount of $35,434.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2021, amounted to $90,894,157 and $114,624,395, respectively.

At August 31, 2021, the cost of investments for federal income tax purposes was $88,538,843; accordingly, accumulated net unrealized appreciation on investments was $23,649,848, consisting of $25,151,935 gross unrealized appreciation and $1,502,087 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

The Board of Company and the shareholder of the fund have approved an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of the fund, and BNY Mellon Investment Funds I, on behalf of BNY Mellon Small/Mid Cap Growth Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of such shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund as a series of the Company (the “Reorganization”). It is currently anticipated that the Reorganization will occur on or about November 5, 2021. As of the end of the reporting period, reorganization costs were estimated to be approximately $240,000 and paid by the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Structured Midcap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Structured Midcap Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 22, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 97.92% of the ordinary dividends paid during the fiscal year ended August 31, 2021 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $489,794 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021 (the “15(c) Meeting”), the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (“Mellon” or the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the 15(c) Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional small-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for the one-, four- and ten-year periods (ranking in the first quartile in the one- and ten-year periods), and below the median for the two-, three- and five-year periods, and below the Performance Universe median for all periods, except the ten-year period when it was above the median. It was noted that the fund’s performance ranked in the third quartile of the Performance Group or Performance Universe in nearly all periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

borrowings and extraordinary expenses) exceed 0.90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Subadviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Subadviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through September 30, 2021.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements through September 30, 2021.

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At a meeting of the fund’s Board of Directors held on May 11, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon as a sub-investment adviser pursuant to a sub-investment advisory agreement with the Adviser (the “Current Sub-Advisory Agreement”), will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current management agreement (the “Current Management Agreement”) to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the rate of the sub-investment advisory fee payable by the Adviser to Newton US under the New Sub-Advisory Agreement will be the same as that currently payable by the Adviser to Mellon under the Current Sub-Advisory Agreement and all material terms and conditions of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, and the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at the 15(c) Meeting, at which the Board re-approved the Current Sub-Advisory Agreement and the Current Management Agreement through September 30, 2021, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Sub-Advisory Agreement or the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Sub-Advisory Agreement and had been considered at the 15(c) Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would continue to be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

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At a meeting of the fund’s Board of Directors held on August 17, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the

Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are Independent Directors, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Board noted that, at a Board meeting in May 2021, the Adviser had recommended, and the Board had unanimously approved, a proposal to reorganize the fund into the BNY Mellon Small/Mid Cap Growth Fund and that a meeting of fund shareholders was scheduled for August 23, 2021 for the purpose of voting on the proposal.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap core and small-cap value funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

in the Performance Group (the “Expense Group”) and with a broader group of all institutional small-cap core funds and small-cap value funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the two- and ten-year periods when performance was above the Performance Group medians. It was noted that the fund’s performance ranked in the third quartile of the Performance Group in nearly all periods when performance was below median and in the third quartile of the Performance Universe in the majority of the periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Subadviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Subadviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively,

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board reviewed the fund’s performance, but noted the pending proposal for the fund to be reorganized into the BNY Mellon Small/Mid Cap Growth Fund as discussed above.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements for the remainder of the one-year term.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

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Peggy C. Davis (78)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

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Gina D. France (63)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

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Joan Gulley (73)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

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Robin A. Melvin (57)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

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Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, CCO of the Adviser from 2004 until June 2021 (56 investment companies, comprised of 119 portfolios). He is 64 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Structured Midcap Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DPSAX Class C: DPSCX Class I: DPSRX Class Y: DPSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0936AR0821

BNY Mellon Technology Growth Fund

ANNUAL REPORT August 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2020 through August 31, 2021, as provided by Erik Swords, and Justin Sumner, CFA, Portfolio Managers.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Technology Growth Fund’s Class A shares produced a total return of 25.06%, Class C shares returned 24.07%, Class I shares returned 25.33% and Class Y shares returned 25.43%.1 In comparison, the fund’s benchmarks, the NYSE® Technology Index and the S&P 500® Index, produced total returns of 32.58% and 31.16%, respectively, over the same period.2,3

Equities gained ground as the economy continued to recover, and COVID-19 vaccines were approved. The fund underperformed the NYSE® Technology Index and S&P 500® Index primarily due to overweight positions in industries that lagged the benchmark and to a need to reduce exposure to a high performing stock. Certain other stock selections also detracted from returns.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of growth companies of any size that BNY Mellon Investment Adviser, Inc. believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities. In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates. The fund’s investment process centers on a multidimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.

Technology Stocks Produced Strong Returns

During the reporting period, the market continued to benefit from strong demand for technology stocks resulting from the COVID-19 pandemic and government shutdown programs. Prior to the reporting period, the pandemic generated strong demand for products and services in a wide range of technology segments, including artificial intelligence, blockchain (a digital ledger of transactions across a computer network), connectivity, cloud computing and the Internet of Things (the interconnection via the internet of computing devices embedded in everyday objects).

The pandemic, in effect, made certain trends, such as e-commerce and working from home, a permanent feature of the economy, bringing demand forward. Now, with these new products and services in place, demand for them and related products and services has persisted even as the pandemic has eased.

With the approval of multiple COVID-19 vaccines late in 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better, and this persisted into 2021. Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally.

Concerns about restrictions on semiconductor manufacturing in China also weighed on the performance of certain sectors, such as semiconductor capital equipment. But the effect of the restrictions proved to be more benign than feared. In addition, government stimulus programs to assist in the local manufacturing of semiconductors also benefitted this sector.

Long-term interest rates rose early in 2021 in response to inflation concerns, and this produced some volatility. A pullback occurred among some growth-oriented stocks that had elevated valuations. While this hindered some technology stocks, others that are more cyclical benefitted.

Stock Selections Drove Performance

Returns were hindered by certain allocations and stock selections. The fund’s performance was hindered primarily by an overweight to the software and services industry, which lagged, and by an

2

underweight position in the semiconductor capital equipment industry, which performed better than expected. The performance of software industry shares was hurt by a market rotation to more traditional, cyclical and value-oriented stocks that occurred when the COVID-19 vaccines were approved, and it became clear the economy would begin to return to normal. In the semiconductor capital equipment industry, the restrictions placed on sales to Chinese companies were less harmful than expected. In addition, semiconductor capital equipment companies benefitted as the United States and other governments began to put in place programs that would bolster the production of semiconductors outside of China.

The fund’s position in Tesla was also a detractor from returns, but this was due largely to its strong performance, which necessitated trimming the holding to avoid concentrating too much of the fund in one stock. As a result of this trimming, the fund’s position in Tesla was much smaller than the stock’s share of the Index, causing the fund’s performance to lag as Tesla’s stock price continued to rise. While the holding contributed positively to performance on an absolute basis, it detracted from performance on a relative basis.

On a more positive note, the fund’s performance was helped by a variety of positions. Underweight positions in Chinese internet companies were beneficial, as these shares largely underperformed due to concerns about government actions and future regulations. Shares of Snap, a social media company, contributed positively to returns as the company continued to accelerate its ad revenues. The fund’s positions in the fintech space were also advantageous, including its holding of Square, a payments processor. In the semiconductor industry, NVIDIA performed well, as it continues to gain from its exposure to artificial intelligence, gaming and accelerated computing. Similarly, shares of Marvell Technology Group, which specializes in networking products, added to returns.

Long-Term Trends in Technology Should Continue

The pandemic accelerated many long-term technological trends that had been driving the performance of technology companies. We believe that even as the pandemic wanes, all businesses will find it increasingly necessary to accelerate the digital transformation of their operations, and trends such as the internet of things, electric vehicles, data analytics and 5G telecommunications will continue to drive demand. More broadly, these technologies are infiltrating all industries worldwide, suggesting that a strong pace of growth will continue.

September 15, 2021

1  DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Bloomberg L.P. — The NYSE® Technology Index is an equal-dollar-weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. Investors cannot invest directly in any index.

3  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Technology Growth Fund with a hypothetical investment of $10,000 in the NYSE® Technology Index and S&P 500® Index.

† Source: Bloomberg L.P.

†† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Technology Growth Fund on 8/31/11 to a hypothetical investment of $10,000 made in each of the NYSE® Technology Index and S&P 500® Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The NYSE® Technology Index is an equal-dollar weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

4

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Technology Growth Fund with a hypothetical investment of $1,000,000 in the NYSE® Technology Index and S&P 500® Index.

† Source: Bloomberg L.P.

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Technology Growth Fund on 8/31/11 to a hypothetical investment of $1,000,000 made in each of the NYSE® Technology Index and S&P 500® Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The NYSE® Technology Index is an equal-dollar weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	10/13/1997	17.87%	25.90%	19.47%
without sales charge	10/13/1997	25.06%	27.40%	20.17%
Class C shares
with applicable redemption charge†	4/15/1999	23.07%	26.43%	19.23%
without redemption	4/15/1999	24.07%	26.43%	19.23%
Class I shares	4/15/1999	25.33%	27.70%	20.48%
Class Y shares	9/30/2016	25.43%	27.83%††	20.54%††
NYSE® Technology Index		32.58%	30.83%	23.44%
S&P 500® Index		31.16%	18.01%	16.33%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Technology Growth Fund from March 1, 2021 to August 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.04	$10.26	$4.93	$4.46
Ending value (after expenses)	$1,103.10	$1,098.60	$1,104.30	$1,104.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.80	$9.86	$4.74	$4.28
Ending value (after expenses)	$1,019.46	$1,015.43	$1,020.52	$1,020.97
†

Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.94% for Class C, .93% for Class I and .84% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

August 31, 2021

Description	Shares		Value ($)
Common Stocks - 97.5%
Application Software - 12.0%
Adobe	24,987	[a]	16,583,872
Datadog, Cl. A	52,775	[a,b]	7,272,395
HubSpot	9,671	[a]	6,619,509
salesforce.com	72,223	[a]	19,158,595
Zoom Video Communications, CI. A	39,827	[a]	11,529,916
			61,164,287
Automobile Manufacturers - 2.1%
Tesla	14,627	[a]	10,761,376
Communications Equipment - 1.7%
Nokia, ADR	1,435,425	[a]	8,555,133
Data Processing & Outsourced Services - 5.6%
PayPal Holdings	33,862	[a]	9,774,605
Square, Cl. A	33,092	[a,b]	8,870,972
Visa, Cl. A	42,576	[b]	9,754,162
			28,399,739
Holding Companies-Divers - 1.3%
Figure Acquisition	538,856	[a]	5,399,337
Ribbit LEAP	142,489	[a]	1,467,637
			6,866,974
Interactive Home Entertainment - 1.0%
ROBLOX, CI. A	62,258	[a,b]	5,108,269
Interactive Media & Services - 13.1%
Alphabet, Cl. C	7,585	[a]	22,066,585
Facebook, Cl. A	60,094	[a]	22,798,462
Pinterest, Cl. A	44,700	[a]	2,483,979
Snap, Cl. A	251,715	[a]	19,158,029
			66,507,055
Internet & Direct Marketing Research - 8.2%
Amazon.com	4,760	[a]	16,520,960
JD.com, ADR	133,716	[a]	10,504,729
MercadoLibre	7,803	[a]	14,571,712
			41,597,401
Internet Services & Infrastructure - 5.3%
Shopify, Cl. A	7,232	[a]	11,027,209
Snowflake, Cl. A	30,970	[a]	9,425,719
Twilio, Cl. A	18,447	[a]	6,584,841
			27,037,769
Movies & Entertainment - .7%
Roku	10,131	[a]	3,570,164
Semiconductor Equipment - 7.9%
Applied Materials	129,639		17,518,118

8

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Semiconductor Equipment - 7.9% (continued)
Lam Research	37,219		22,510,796
			40,028,914
Semiconductors - 23.2%
Diodes	55,645	[a]	5,388,105
Marvell Technology	267,379		16,360,921
Microchip Technology	67,874		10,680,653
Micron Technology	87,847		6,474,324
NVIDIA	125,295		28,047,286
NXP Semiconductors	40,845		8,786,985
Qualcomm	128,408		18,836,170
Taiwan Semiconductor Manufacturing, ADR	196,596		23,396,890
			117,971,334
Systems Software - 8.8%
CrowdStrike Holdings, CI. A	32,890	[a]	9,242,090
Microsoft	57,854		17,464,966
ServiceNow	28,368	[a]	18,258,780
			44,965,836
Technology Hardware, Storage & Equipment - 4.5%
Apple	152,691		23,183,075
Trucking - 2.1%
Uber Technologies	273,544	[a]	10,706,512
Total Common Stocks (cost $271,550,066)			496,423,838

Private Equity - .5%
Software - .5%
Databricks (cost $2,342,968)	10,628	[c]	2,342,968

9

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,798,404)	0.06	10,798,404	[d]	10,798,404
Total Investments (cost $284,691,438)		100.1%		509,565,210
Liabilities, Less Cash and Receivables		(.1%)		(624,263)
Net Assets		100.0%		508,940,947

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $29,528,762 and the value of the collateral was $30,273,847, consisting of U.S. Government & Agency securities.

c The fund held Level 3 securities at August 31, 2021. These securities were valued at $2,342,968 or .46% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	69.0
Communication Services	14.8
Consumer Discretionary	10.3
Investment Companies	2.1
Industrials	2.1
Diversified	1.3
Technology	.5
100.1

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/20 ($)	Purchases ($)†	Sales ($)	Value 8/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Class	10,242,835	111,165,007	(110,609,438)	10,798,404	2.1	5,386
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	4,698,453	20,885,269	(25,583,722)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	45,857,914	(45,857,914)	-	-	25,557†††
Total	14,941,288	177,908,190	(182,051,074)	10,798,404	2.1	30,943

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $29,528,762)—Note 1(c):
Unaffiliated issuers	273,893,034	498,766,806
Affiliated issuers	10,798,404	10,798,404
Cash denominated in foreign currency	46,345	46,638
Receivable for shares of Common Stock subscribed		149,943
Dividends and securities lending income receivable		108,559
Prepaid expenses		50,576
		509,920,926
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		441,240
Payable for shares of Common Stock redeemed		419,470
Directors’ fees and expenses payable		5,797
Other accrued expenses		113,472
		979,979
Net Assets ($)		508,940,947
Composition of Net Assets ($):
Paid-in capital		204,014,626
Total distributable earnings (loss)		304,926,321
Net Assets ($)		508,940,947

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	462,897,147	5,532,815	40,112,068	398,917
Shares Outstanding	6,306,866	123,178	463,127	4,574
Net Asset Value Per Share ($)	73.40	44.92	86.61	87.21

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended August 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $95,983 foreign taxes withheld at source):
Unaffiliated issuers	1,374,130
Affiliated issuers	5,386
Income from securities lending—Note 1(c)	25,557
Total Income	1,405,073
Expenses:
Management fee—Note 3(a)	3,457,350
Shareholder servicing costs—Note 3(c)	1,429,405
Professional fees	108,026
Registration fees	68,899
Prospectus and shareholders’ reports	66,091
Distribution fees—Note 3(b)	47,149
Directors’ fees and expenses—Note 3(d)	29,168
Custodian fees—Note 3(c)	18,584
Loan commitment fees—Note 2	18,196
Chief Compliance Officer fees—Note 3(c)	14,319
Miscellaneous	22,648
Total Expenses	5,279,835
Investment (Loss)—Net	(3,874,762)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	93,006,161
Net realized gain (loss) on forward foreign currency exchange contracts	(365)
Net Realized Gain (Loss)	93,005,796
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,639,401
Net Realized and Unrealized Gain (Loss) on Investments	107,645,197
Net Increase in Net Assets Resulting from Operations	103,770,435

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2021	2020
Operations ($):
Investment (loss)—net	(3,874,762)	(868,317)
Net realized gain (loss) on investments	93,005,796	22,462,955
Net change in unrealized appreciation (depreciation) on investments	14,639,401	153,013,846
Net Increase (Decrease) in Net Assets Resulting from Operations	103,770,435	174,608,484
Distributions ($):
Distributions to shareholders:
Class A	(22,761,811)	(39,504,163)
Class C	(606,583)	(1,756,487)
Class I	(1,615,487)	(2,647,199)
Class Y	(16,077)	(22,507)
Total Distributions	(24,999,958)	(43,930,356)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	23,783,218	20,794,708
Class C	841,821	904,566
Class I	15,003,209	7,311,730
Class Y	-	29,250
Distributions reinvested:
Class A	20,884,849	36,473,417
Class C	598,396	1,442,943
Class I	1,577,915	2,584,614
Class Y	15,280	21,032
Cost of shares redeemed:
Class A	(45,834,633)	(47,818,771)
Class C	(4,206,089)	(5,482,762)
Class I	(11,470,025)	(13,475,812)
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,193,941	2,784,915
Total Increase (Decrease) in Net Assets	79,964,418	133,463,043
Net Assets ($):
Beginning of Period	428,976,529	295,513,486
End of Period	508,940,947	428,976,529

14

	Year Ended August 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	366,719	466,068
Shares issued for distributions reinvested	326,888	963,121
Shares redeemed	(705,564)	(1,126,535)
Net Increase (Decrease) in Shares Outstanding	(11,957)	302,654
Class Cb
Shares sold	20,641	33,024
Shares issued for distributions reinvested	15,215	59,406
Shares redeemed	(104,060)	(187,940)
Net Increase (Decrease) in Shares Outstanding	(68,204)	(95,510)
Class Ia
Shares sold	197,587	139,490
Shares issued for distributions reinvested	20,963	58,539
Shares redeemed	(153,833)	(268,118)
Net Increase (Decrease) in Shares Outstanding	64,717	(70,089)
Class Y
Shares sold	-	595
Shares issued for distributions reinvested	201	474
Net Increase (Decrease) in Shares Outstanding	201	1,069

[a]	During the period ended August 31, 2020, 1,831 Class A shares representing $97,980 were exchanged for 1,574 Class I shares.
[b]

During the period ended August 31, 2021, 7,003 Class C shares representing $273,943 were automatically converted to 4,393 Class A shares and during the period ended August 31, 2020, 1,354 Class C shares representing $39,993 were automatically converted to 938 Class A shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	62.07	43.75	59.03	49.66	42.56
Investment Operations:
Investment (loss)—net[a]	(.56)	(.12)	(.07)	(.18)	(.18)
Net realized and unrealized gain (loss) on investments	15.57	25.25	(3.93)	14.40	11.13
Total from Investment Operations	15.01	25.13	(4.00)	14.22	10.95
Distributions:
Dividends from net realized gain on investments	(3.68)	(6.81)	(11.28)	(4.85)	(3.85)
Net asset value, end of period	73.40	62.07	43.75	59.03	49.66
Total Return (%)[b]	25.06	67.36	(4.38)	30.67	28.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.20	1.20	1.22	1.26
Ratio of net investment (loss) to average net assets	(.85)	(.28)	(.15)	(.34)	(.40)
Portfolio Turnover Rate	54.26	70.24	69.92	49.14	58.27
Net Assets, end of period ($ x 1,000)	462,897	392,204	263,227	310,110	246,693

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended August 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	39.59	30.51	45.44	39.52	34.92
Investment Operations:
Investment (loss)—net[a]	(.65)	(.30)	(.29)	(.47)	(.43)
Net realized and unrealized gain (loss) on investments	9.66	16.19	(3.36)	11.24	8.88
Total from Investment Operations	9.01	15.89	(3.65)	10.77	8.45
Distributions:
Dividends from net realized gain on investments	(3.68)	(6.81)	(11.28)	(4.85)	(3.85)
Net asset value, end of period	44.92	39.59	30.51	45.44	39.52
Total Return (%)[b]	24.07	66.16	(5.10)	29.74	27.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94	1.96	1.92	1.96	2.07
Ratio of net investment (loss) to average net assets	(1.64)	(1.03)	(.88)	(1.14)	(1.21)
Portfolio Turnover Rate	54.26	70.24	69.92	49.14	58.27
Net Assets, end of period ($ x 1,000)	5,533	7,576	8,754	13,692	24,060

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	72.48	49.88	65.30	54.34	46.09
Investment Operations:
Investment income (loss)—net[a]	(.49)	(.03)	.04	(.07)	(.06)
Net realized and unrealized gain (loss) on investments	18.30	29.44	(4.18)	15.88	12.16
Total from Investment Operations	17.81	29.41	(4.14)	15.81	12.10
Distributions:
Dividends from net realized gain on investments	(3.68)	(6.81)	(11.28)	(4.85)	(3.85)
Net asset value, end of period	86.61	72.48	49.88	65.30	54.34
Total Return (%)	25.33	67.73	(4.16)	30.97	28.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.98	.96	.99	1.00
Ratio of net investment income (loss) to average net assets	(.62)	(.05)	.08	(.11)	(.13)
Portfolio Turnover Rate	54.26	70.24	69.92	49.14	58.27
Net Assets, end of period ($ x 1,000)	40,112	28,877	23,367	34,742	19,572

a Based on average shares outstanding.

See notes to financial statements.

18

	Year Ended August 31,
Class Y Shares	2021	2020	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	72.90	50.08	65.48	54.40	46.16
Investment Operations:
Investment income (loss)—net[b]	(.43)	.03	.14	.01	.00[c]
Net realized and unrealized gain (loss) on investments	18.42	29.60	(4.26)	15.92	12.09
Total from Investment Operations	17.99	29.63	(4.12)	15.93	12.09
Distributions:
Dividends from net realized gain on investments	(3.68)	(6.81)	(11.28)	(4.85)	(3.85)
Net asset value, end of period	87.21	72.90	50.08	65.48	54.40
Total Return (%)	25.43	67.91	(4.11)	31.16	28.63[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.88	.89	.85	.89[e]
Ratio of net investment income (loss) to average net assets	(.55)	.05	.26	.02	.01[e]
Portfolio Turnover Rate	54.26	70.24	69.92	49.14	58.27
Net Assets, end of period ($ x 1,000)	399	319	165	14	12

a From September 30, 2016 (commencement of initial offering) to August 31, 2017.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Technology Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (“Newton US”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and Newton US. As the fund’s sub-adviser, Newton US provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays Newton US for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of Newton US and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized), and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon

20

and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

21

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

22

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of August 31, 2021 in valuing the fund’s investments:

23

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	496,423,838	-	-	496,423,838
Equity Securities - Private Equity	-	-	2,342,968	2,342,968
Investment Companies	10,798,404	-	-	10,798,404

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Private Equity ($)
Balance as of 8/31/2020	-
Realized Gain (Loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/Issuances	2,342,968
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 8/31/2021†	2,342,968
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 8/31/2021	-

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of August 31, 2021. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

24

Asset Category	Value ($)	Valuation Technologies/ Methodologies	Unobservable Inputs	Range	Weighted Average
Private Equity	2,342,968	Recent Transaction	Recent Transaction Price	220.45	220.45

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of August 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at

25

NOTES TO FINANCIAL STATEMENTS (continued)

least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2021, The Bank of New York Mellon earned $3,089 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from

26

investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $32,094,665, undistributed capital gains $48,508,853 and unrealized appreciation $224,322,803.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2021 and August 31, 2020 were as follows: long-term capital gains $24,999,958 and $43,930,356.

During the period ended August 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $5,675,916 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit

27

NOTES TO FINANCIAL STATEMENTS (continued)

facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Effective as of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and Newton US, the Adviser pays Newton US a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended August 31, 2021, the Distributor retained $22,720 from commissions earned on sales of the fund’s Class A shares and $1,119 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2021, Class C shares were charged $47,149 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as

28

answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2021, Class A and Class C shares were charged $1,048,396 and $15,716, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2021, the fund was charged $100,043 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2021, the fund was charged $18,584 pursuant to the custody agreement.

During the period ended August 31, 2021, the fund was charged $14,319 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $318,042, Distribution Plan fees of $3,457, Shareholder Services

29

NOTES TO FINANCIAL STATEMENTS (continued)

Plan fees of $97,629, custodian fees of $4,000, Chief Compliance Officer fees of $6,286 and transfer agency fees of $11,826.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended August 31, 2021, amounted to $245,285,198 and $273,262,346, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended August 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also

30

exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At August 31, 2021, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2021:

Average Market Value ($)
Forward contracts	15,792

At August 31, 2021, the cost of investments for federal income tax purposes was $285,242,700; accordingly, accumulated net unrealized appreciation on investments was $224,322,510, consisting of $232,833,489 gross unrealized appreciation and $8,510,979 gross unrealized depreciation.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Technology Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Technology Growth Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 22, 2021

32

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports $3.6766 per share as a long-term capital gain distribution paid on December 8, 2020.

33

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021 (the “15(c) Meeting”), the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the 15(c) Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional science and technology funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional science and technology funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of

34

all institutional science and technology funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and the Performance Universe medians for all periods, except the two- and five-year periods when it was below the Performance Group median and the ten-year period when it was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group or Performance Universe medians in the periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and approximately equal to the Expense Universe median total expenses.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also

35

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement,

36

including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

***********************************************

At a meeting of the fund’s Board of Directors held on May 11, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current management agreement (the “Current Management Agreement”) to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

changes to the information the Board had previously considered at the 15(c) Meeting, at which the Board re-approved the Current Management Agreement for the ensuing year, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement

38

after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Peggy C. Davis (78)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (73)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (57)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

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OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, CCO of the Adviser from 2004 until June 2021 (56 investment companies, comprised of 119 portfolios). He is 64 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Technology Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DTGRX Class C: DTGCX Class I: DGVRX Class Y: DTEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0255AR0821

FORM N-CSR

Item 1. Reports to Stockholders.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $174,265 in 2020 and $174,265 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $35,333 in 2020 and $35,400 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $13,078 in 2020 and $30,622 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $9,941 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $671,818 in 2020 and $2,692,122 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: October 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: October 20, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: October 20, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)